As filed with the Securities and Exchange Commission on December 5, 2025

1933 Act File No. 333-[ ]

1940 Act File No. 811-24143

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

AMG BBH Asset-Backed Credit Fund, LLC

(Exact Name of Registrant as Specified in Charter)

680 Washington Boulevard, Suite 500

Stamford, CT 06901

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

203-299-3500

(Registrant’s Telephone Number, including Area Code)

Mark J. Duggan

AMG Funds LLC

680 Washington Boulevard, Suite 500

Stamford, CT 06901

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies to:

Rajib Chanda Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001	Nathan Somogie Simpson Thacher & Bartlett LLP 855 Boylston Street Boston, MA 02116

and

Brown Brothers Harriman Credit Partners, LLC

140 Broadway

New York, NY 10005

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:   .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:   .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:   .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, December 5, 2025

PROSPECTUS

AMG BBH Asset-Backed Credit Fund, LLC

Class S Units: [ ]

Class I Units: [ ]

Class M Units: [ ]

[ ]

AMG BBH Asset-Backed Credit Fund, LLC (the “Fund”) is a newly organized Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund operates as an “interval fund” that continuously offers its units of beneficial interest (“Units”) and will periodically repurchase its Units, subject to certain conditions. The Fund’s investment adviser is Brown Brothers Harriman Credit Partners, LLC (the “Adviser”).

The Fund’s investment objective is to seek to generate a return comprised of both current income and capital appreciation. The Fund will seek to achieve its investment objective by employing a flexible and dynamic allocation approach, investing primarily across a broad range of asset-backed and other structured credit instruments. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, directly or indirectly in a varied portfolio of asset-backed and other structured credit investments (collectively, “Asset-Backed Credit Investments”). The Fund considers “Asset-Backed Credit Investments” to be investments in credit and credit-related instruments secured by a financial or physical asset and investments that derive returns from interest incomes, recurring revenues, fees, realized gains or other types of cash flows of underlying financial and physical assets. Examples of Asset-Backed Credit Investments include, but are not limited to, junior investment interests in: (i) asset-backed investments, (ii) commercial real estate debt investments, (iii) collateralized loan obligations, (iv) loan co-investments and pools, (v) stressed debt, (vi) asset-based loans, and (vii) securities issued by business development companies that invest primarily in loans. To the extent the Fund makes investments in derivatives and other synthetic instruments that provide investment exposure to Asset-Backed Credit Investments, such derivatives and synthetic instruments will be counted toward satisfaction of the Fund’s 80% policy. The Fund will primarily make investments that are unrated, or rated B through BBB, but may invest in higher-rated investment grade instruments. The Fund may invest in instruments of any duration or maturity. The Fund’s investment objective and 80% policy are non-fundamental and may be altered by the Board of Directors upon providing shareholders with at least 60 days’ prior written notice. In addition, the Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, directly or indirectly in investments other than Asset-Backed Credit Investments as described in this prospectus (the “Prospectus”), including cash, cash equivalents, other short-term investments, exchange-traded funds and liquid fixed-income securities, consistent with prudent liquidity management.

The Fund generally intends to (i) seek to generate a return comprised of both income and capital appreciation, consistent with capital preservation and prudent investment management; (ii) attempt to avoid instances of negative total return over extended periods of time; (iii) avoid portfolio management practices based on short-term expectations, momentum following, and frequent trading; (iv) generate incremental returns primarily by investing in securities that offer an all-in return that is highly attractive given their low underlying risk of loss; and (v) preserve capital through an emphasis on high-quality consistent income-producing investments where historical experience and the Adviser’s own independent analysis suggest a low probability of loss of capital over the investment’s life.

This Prospectus applies to the public offering of Units of the Fund, designated as Class S Units, Class I Units and Class M Units. The Units will be offered in a continuous offering.

Total Offering.(1)

	Class S Units	Class I Units	Class M Units
Public Offering Price	Current Net Asset Value	Current Net Asset Value	Current Net Asset Value, plus Sales Charge of up to 3.50%
Sales Charge(2) as percentage of purchase amount	None	None	3.50%(3)
Proceeds to Fund	Current Net Asset Value	Current Net Asset Value	Current Net Asset Value, less applicable Sales Charge

(1)

The minimum initial investment in Class S Units by any investor is $[ ]. The minimum initial investment in Class I Units by any investor is $[ ]. The minimum initial investment in Class M Units by any investor is $[ ]. The minimums may be reduced by the Fund in the discretion of the Adviser or AMG Funds LLC (the “Sponsor”) based on consideration of various factors, including the Investor’s overall relationship with the Adviser or Sponsor, the Investor’s holdings in other funds affiliated with the Adviser or the Sponsor, and such other matters as the Adviser or the Sponsor may consider relevant at the time. See “Summary of Terms—The Offering.”

(2)	AMG Distributors, Inc. (the “Distributor”) acts as the distributor for the Units and serves in that capacity on a best efforts basis, subject to various conditions.
(3)

Investments in Class M Units of the Fund are sold subject to a sales charge of up to 3.50% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of the sales charges may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Units of the Fund. See “The Offering” below.

PURCHASERS OF UNITS OF THE FUND WILL BECOME BOUND BY THE TERMS AND CONDITIONS OF THE LIMITED LIABILITY COMPANY AGREEMENT OF THE FUND (THE “LLC AGREEMENT”).

AN INVESTMENT IN THE FUND SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT THAT ENTAILS SUBSTANTIAL RISKS, INCLUDING BUT NOT LIMITED TO:

•	THE FUND HAS NO OPERATING HISTORY AND THE UNITS HAVE NO HISTORY OF PUBLIC TRADING.

•	LOSS OF CAPITAL.

•	THE UNITS WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR THE UNITS WILL DEVELOP.

•	THE UNITS ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LLC AGREEMENT.

•

ALTHOUGH THE FUND IS GENERALLY REQUIRED TO OFFER TO REPURCHASE UNITS FROM TIME TO TIME, UNITS ARE NOT REDEEMABLE AT AN INVESTOR’S SOLE OPTION NOR ARE THEY EXCHANGEABLE FOR UNITS OR SHARES OF ANY OTHER FUND. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER UNITS OR MAY LIQUIDATE HIS OR HER UNITS BELOW THE PRICE OF THE INVESTOR’S INITIAL PURCHASE PRICE.

•

UNITS ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT AND FOR WHOM AN INVESTMENT IN THE FUND DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM.

•

IT IS ANTICIPATED THAT THE FUND WILL REPURCHASE NO MORE THAN 5% OF ITS NET ASSETS PER QUARTER. SEE “TYPES OF INVESTMENTS AND RELATED RISK FACTORS – REPURCHASE RISKS” AND “REPURCHASES OF UNITS AND TRANSFERS.”

See “Types of Investments and Related Risk Factors.”

This Prospectus sets forth information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated [ ], as revised or supplemented from time to time, has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference into this Prospectus in its entirety. You can obtain a copy of the SAI and the Fund’s annual and semi-annual reports, when available, without charge by writing to or calling the Transfer Agent at [ ]. You can obtain the SAI, material incorporated by reference herein and other information about the Fund on the SEC’s website (http://www.sec.gov). Additionally, quarterly and monthly performance, semi-annual and annual reports and other information regarding the Fund, when available, may be found on the Fund’s investor web portal.

None of the SEC, the Commodity Futures Trading Commission, or any state securities commission has approved or disapproved the Fund’s Units or passed upon the adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

No broker-dealer, salesperson, or other person is authorized to give a holder of Units (each, an “Investor”) any information or to represent anything not contained in this Prospectus. As an Investor, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAI or the accompanying exhibits. The information contained in this Prospectus is current only as of the date of this Prospectus.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Units, but will use its best efforts to solicit orders for the sale of the Units. The Units will generally be offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Units will be issued at net asset value per Unit, plus any applicable sales charge. The minimum initial investment in Class S Units, Class I Units and Class M Units by any investor is $[ ], $[ ] and $[ ], respectively. However, each of the Adviser or the Sponsor reserves the right, on behalf of the Fund, to waive the minimum and additional investment amounts in their sole discretion. (See “Summary of Terms—The Offering”). No Investor will have the right to require the Fund to redeem its Units.

The Fund is a closed-end investment company operating as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers (subject to certain specific exceptions in Rule 23c-3 under the 1940 Act) of not less than 5% nor more than 25% of the Fund’s outstanding Units on the “Repurchase Request Deadline” (i.e., the date by which Investors can tender their Units in response to a repurchase offer). Currently, Rule 23c-3 notices of each repurchase offer are intended to be sent to Investors no more than 42 days and no less than 21 days before the Repurchase Request Deadline. The Fund determines the net asset value applicable to repurchases no later than fourteen (14) days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Investors between one and three business days after the Repurchase Pricing Date and will distribute payment no later than seven (7) calendar days after such date. The Fund’s initial quarterly repurchase offer is expected to occur on or about the [ ] quarter of [ ]. If the value of Units tendered for repurchase exceeds the value the Fund intended to repurchase (generally 5% of the outstanding Units), the Fund may determine to repurchase less than the full number of Units tendered. In such event, Investors will have their Units repurchased on a pro rata basis, and tendering Investors will not have all of their tendered Units repurchased by the Fund (see “Repurchases of Units and Transfers—Offers to Repurchase” and “Repurchases of Units and Transfers—Repurchase Procedure”).

The Distributor may engage one or more sub-distributors.

In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Distributor may elect to reduce, otherwise modify or waive the sales load with respect to certain investors. See “Purchase of Units.”

Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

The date of this Prospectus is [ ].

i

AMG BBH ASSET-BACKED CREDIT FUND, LLC

Class S, Class I and Class M Units

SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective Investor (as defined below) should consider before investing in AMG BBH Asset-Backed Credit Fund, LLC (the “Fund”). Before investing, a prospective Investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective Investor.

The Fund

The Fund is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment adviser is Brown Brothers Harriman Credit Partners, LLC (the “Adviser”). The Fund intends to elect and intends each year to qualify and be eligible to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund is an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers (subject to certain specific exceptions in Rule 23c-3 under the 1940 Act) of not less than 5% nor more than 25% of the Fund’s outstanding Units on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Units each quarter, and there is no guarantee that investors in the Fund (“Investors”) will be able to sell all of the Units that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Fund’s units of beneficial interest (the “Units”) tendered by each Investor.

The Fund offers Class S, Class I and Class M Units of beneficial interest, each of which is subject to different investment minimums and fees and expenses, which may affect performance. Each class of units (each, a “Class”) has certain differing characteristics, particularly in terms of the sales load that Investors in that class may bear, and the distribution fees and investor servicing fees that each class may be charged.

Investment Objective and Strategies

The Fund’s investment objective is to seek to generate a return comprised of both current income and capital appreciation. The Fund will seek to achieve its investment objective by employing a flexible and dynamic allocation approach, investing primarily across a broad range of asset-backed and other structured credit instruments.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, directly or indirectly in a varied portfolio of asset-backed and other structured credit investments (collectively, “Asset-Backed Credit Investments”). The Fund considers “Asset-Backed Credit Investments” to be investments in credit and credit-related instruments secured by a financial or physical asset and investments that derive returns from interest incomes, recurring revenues, fees, realized gains or other types of cash flows of underlying financial and physical assets. Examples of Asset-Backed Credit Investments include, but are not limited to, junior investment interests in:

i.   Asset-Backed Investments – Debt, junior investments, structures collateralized by financial and non-financial assets and insurance-linked investments;

ii.  Commercial Real Estate Debt Investments – Junior tranches, B-pieces of commercial real estate (“CRE”) loan securitizations, structures collateralized by CRE debt, and preferred equity;

iii.   Collateralized Loan Obligations (“CLOs”) – Junior debt and other junior investments in CLOs backed by pools of broadly syndicated loans (“BSLs”), private credit instruments and middle market loans, including, but not limited to, subordinated income, limited partner, and preferred tranches, as well as secured positions in leveraged loan warehouses;

iv.   Loan Co-Investments and Pools – Consumer and commercial whole loans, mezzanine loans, preferred equity, revolving credit facilities, and credit risk transfer (“CRT”) transactions;

v.  Stressed Debt – Securitized and corporate debt available at unusually high yields owing to issuer-related or market conditions;

vi.   Asset-Based Loans – Portfolios of recourse loans fully secured by commodity, energy, and metals collateral; and

vii.  Business Development Companies (“BDCs”) – Securities issued by private and public BDCs that invest primarily in loans.

The Fund’s investment objective and 80% policy are non-fundamental and may be altered by the Board of Directors (the “Board”) upon providing shareholders with at least 60 days’ prior written notice.

To the extent the Fund makes investments in derivatives and other synthetic instruments that provide investment exposure to Asset-Backed Credit Investments, such derivatives and synthetic instruments will be counted toward satisfaction of the Fund’s 80% policy.

The Fund will primarily make investments that are unrated, or rated B through BBB, but may invest in higher-rated investment grade instruments. The Fund may invest in instruments of any duration or maturity.

The Fund intends to invest in Asset-Backed Credit Investments through private transactions that are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

In addition, the Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, directly or indirectly in investments other than Asset-Backed Credit Investments as described in this Prospectus, including cash, cash equivalents, other short-term investments, exchange-traded funds (“ETFs”) and liquid fixed-income securities, consistent with prudent liquidity management. The allocation among these types of investments may vary from time to time. [The Fund may make investments directly or indirectly through its subsidiaries that are 100% owned (“Wholly-Owned”) by the Fund (each a “Subsidiary” and together, the “Subsidiaries”). Except as otherwise provided, references to the Fund’s investments also will refer to each Subsidiary’s investments, in each case, for the convenience of the reader.]

The Fund generally intends to (i) seek to generate a return comprised of both income and capital appreciation, consistent with capital preservation and prudent investment management; (ii) attempt to avoid instances of negative total return over extended periods of time; (iii) avoid portfolio management practices based on short-term expectations, momentum following, and frequent trading; (iv) generate incremental returns primarily by investing in securities that offer an all-in return that is highly attractive given their low underlying risk of loss; and (v) preserve capital through an emphasis on high-quality consistent income-producing investments where historical experience and the Adviser’s own independent analysis suggest a low probability of loss of capital over the investment’s life.

In pursuing the Fund’s investment objective, the Fund generally intends to invest in the United States but may invest across a broader selection of geographies (e.g., North America, the United Kingdom (the “UK”)/Europe and Asia). The Fund’s ability to access certain types of investment opportunities (including certain types of Asset-Backed Credit Investments) may be limited by legal, regulatory or tax considerations related to the Fund’s status as a registered investment company, resulting in periods during which the Fund may not have any exposure to such investments.

To maintain liquidity, the Fund may invest in cash and short-term securities. For short periods of time, the Fund may hold a substantial portion of its assets in cash and short-term investments as it seeks desirable investments for its Asset-Backed Credit Investments.

The Fund may invest in derivatives (primarily futures and, to a lesser extent, options, swaps (including interest rate swaps, total return swaps and credit default swaps), exchange-listed and over-the-counter put and call options, and forward contracts) to manage the duration exposure of the Fund’s portfolio or for hedging purposes.

In addition to the foregoing, the Fund may utilize a revolving credit facility to satisfy repurchase requests and to otherwise provide the Fund with temporary liquidity.

The Adviser, the Fund and certain funds managed by affiliates of the Adviser intend to submit an application to the SEC for an exemptive order that would permit the Fund to invest alongside affiliates, including certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.

Investment Strategies

The Fund is focused on making investments in a variety of Asset-Backed Credit Investments. The Fund seeks to maximize returns through full market cycles with a lower return volatility similar to fixed income markets. The Adviser believes that higher return opportunities are available in certain credit segments that are well-established yet still require market access, specialized knowledge, and active engagement to source and analyze opportunities.

The Adviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. From time to time, these techniques may include, without limitation: (i) allocating assets across several geographies and asset-backed securities (“ABS”) sectors; (ii) allocating capital among various Asset-Backed Credit Investments; (iii) actively managing cash and liquid assets; (iv) actively monitoring cash flows; (v) seeking to establish a credit line to provide liquidity to satisfy repurchase requests, consistent with the limitations and requirements of the 1940 Act; and (vi) seeking to invest in cash and short-term securities to provide liquidity to satisfy repurchase requests, consistent with the limitations and requirements of the 1940 Act.

The Adviser may sell the Fund’s portfolio holdings at any time, including to enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by Investors (including, during adverse market conditions, selling investments at a discount).

The Fund expects that a portion of its holdings will consist of liquid assets for purposes of liquidity management. The Fund may borrow for investment purposes.

The Fund is a non-diversified, closed-end management investment company for purposes of the 1940 Act. The Fund intends each year to qualify and be eligible to be treated as a RIC under the Code. To qualify and to be treated as a RIC under the Code, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund has a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that it controls and that are engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year. See “Types of Investments and Related Risk Factors—Tax Risks.”

Borrowing

The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the 1940 Act. The Fund may borrow money through a credit facility or other arrangements for investment purposes, including through the use of total return swaps or reverse repurchase agreements, to pay operating expenses, to satisfy repurchase requests from Investors, to enhance returns and to otherwise provide the Fund with temporary liquidity.

The Asset-Backed Credit Investments may utilize leverage in their investment activities. However, certain Asset-Backed Credit Investments’ borrowings are not subject to the limits of the 1940 Act. Accordingly, the Fund, through investments in the Asset-Backed Credit Investments, may be exposed to the risk of highly leveraged investment programs. See “Summary of Fees and Expenses” and “Types of Investments and Related Risk Factors.”

Distribution Policy

The Fund intends to pay dividends on the Units at least quarterly in amounts representing substantially all of the Fund’s net investment income, if any. The Fund’s first dividend distribution may not occur until after an initial six-month investment period following the Fund’s commencement of investment operations, but may occur earlier. The Fund reserves the right also to distribute substantially all net capital gain realized on investments to Investors at least annually, but the Fund may do so more frequently.

Dividends and capital gain distributions paid by the Fund on a class of Units will be reinvested in additional Units of that class unless an Investor opts out (elects not to reinvest in the relevant class of Units). Investors are free to change their election at any time by contacting the Transfer Agent (or, alternatively, by contacting their financial advisor, provided the financial advisor informs the Transfer Agent and provides sufficient supporting documentation). Units purchased through reinvestment will be issued at their net asset value on the ex–dividend date (which is generally expected to be the last business day of a month). There is no sales load or other charge for reinvestment. The Fund reserves the right, in its sole discretion, to suspend or limit at any time the ability of Investors to reinvest distributions. A distribution by the Fund potentially may economically constitute, and/or be treated for U.S. federal income tax purposes as, a return of capital. A return of capital is not taxable, but it reduces an Investor’s tax basis in its Units, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its Units. See “Taxes – Taxation of Investors – Distributions by the Fund” in the SAI.

Risk Factors

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its investment strategy will be successful, and its net asset value may decrease. [Except as otherwise noted herein, references in this section to the “Fund” also include the Subsidiaries, which share the same risks as the Fund.] Risks involved in investing in the Fund are listed below. See “Types of Investment and Related Risk Factors” on pages [ ]-[ ].

General Risks

•

Loss of capital, up to the entire amount of an Investor’s investment.

•

As a new Fund, there is no assurance that the Fund will grow or maintain an economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

•

The Fund’s Units represent illiquid securities of an unlisted closed-end fund, are not listed on any securities exchange or traded in any other market, and are subject to substantial limitations on transferability.

•

The Adviser may face conflicts of interest.

Investment Program Risks

•

Because the Asset-Backed Credit Investments in which the Fund may invest are not typically registered under the federal securities laws like stocks and bonds, investors in loans have less protection against improper practices than investors in registered securities.

•

Asset-Backed Credit Investments are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those outstanding liabilities, the Fund will incur losses.

•

Below investment grade instruments (i.e., “junk bonds”) have predominantly speculative characteristics and may be particularly susceptible to economic downturns, which could cause losses.

•

CLOs may present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund investment’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. Investments in structured vehicles, including junior debt and other junior investments in CLOs, involve risks, including credit risk and market risk.

•

Subject to the limitations and restrictions of the 1940 Act, the Fund may borrow money or otherwise utilize leverage through a credit facility or other arrangements for investment purposes, including through the use of total return swaps or reverse repurchase agreements, to pay operating expenses, to satisfy repurchase requests from Investors, to enhance returns and to otherwise provide the Fund with temporary liquidity, which may increase the Fund’s volatility.

•

The securities in which the Fund may invest may be among the most junior in an issuer’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

•

[By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments, which are the same risks associated with the Fund’s investments. Neither Subsidiary is registered under the 1940 Act, but each Subsidiary will comply with certain sections of the 1940 Act and be subject to the same policies and restrictions as the Fund as they relate to the investment portfolio.]

•

The Fund is a non-diversified fund, which means that the percentage of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act, although it will be limited by the Fund’s intention to qualify as a RIC under the Code. As a result, the investment portfolio of the Fund may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

•

Fund Investors will have no recourse against the Asset-Backed Credit Investments made by the Fund.

•

The Fund [(but not the Subsidiaries)] intends to qualify as a RIC under the Code; this will limit the percentage of the Fund’s assets that may be invested in the securities of a single issuer or in a combination of certain issuers. If the Fund fails to qualify as such, it may be subject to increased income tax liability.

•

The Fund is subject to the risk that it may not receive sufficient information concerning certain Asset-Backed Credit Investments to ensure that the Fund qualifies as a RIC under the Code.

•

[The Fund is permitted to invest up to 25% of its total assets in the Corporate Subsidiary, a Delaware limited liability company that intends to elect to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary will be organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non-U.S. sources, as well as any applicable state taxes, which will reduce the Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Fund. Changes in the tax laws of the United States and/or the State of Delaware could result in the inability of the Fund and/or the

Corporate Subsidiary to operate as described in this prospectus and the Fund’s SAI and could adversely affect the Fund and its investors. The Fund may in the future restructure the Corporate Subsidiary, the manner in which it invests in the Corporate Subsidiary and/or the manner in which the Corporate Subsidiary makes investments, directly or indirectly. The Fund may also invest in the Lead Fund, another Wholly-Owned Subsidiary. See “Investment Program” for additional information about the Fund’s Subsidiaries.]

•

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s Asset-Backed Credit Investments to trade. Due to the lack of centralized information and trading, the valuation of loans, fixed-income instruments and other Fund holdings may result in more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such instrument carried on the Fund’s books. Nonetheless, the Fund will provide valuations of the Fund’s Asset-Backed Credit Investments in accordance with the Adviser’s valuation policy, and will issue Units, on each Business Day (as defined below). See “Calculation of Net Asset Value.”

•

The Fund may not be able to vote on matters that require the approval of investors of Asset-Backed Credit Investments, including matters that could adversely affect the Fund’s investment in such Asset-Backed Credit Investment.

•

The Fund may receive from an Asset-Backed Credit Investment an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

•

Investments located outside of the U.S. may be subject to withholding or other taxes in such jurisdictions, which may reduce the return of the Fund and its Investors.

•

Subject to the limitations and restrictions of the 1940 Act, the Fund may use derivative transactions (primarily futures and, to a lesser extent, options, swaps (including interest rate swaps, total return swaps and credit default swaps), exchange-listed and over-the-counter put and call options, and forward contracts) to manage the duration exposure of the Fund’s portfolio or for hedging purposes. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading. As a result, a relatively small price movement in a futures contract may result in substantial losses. Options and swaps transactions present risks arising from the use of leverage (which increases the magnitude of losses), volatility, non-correlation with underlying assets, mispricing, improper valuation, the possibility of default by a counterparty or the clearing member and clearing house through which a derivative position is held, and illiquidity. Use of options and swaps transactions for hedging purposes by the Fund could present significant risks, including the risk of losses in excess of the amounts invested.

•

The Fund is registered as an investment company under the 1940 Act, which may limit the Fund’s investment flexibility or access to certain types of investments, compared to a fund that is not so registered.

•

To maintain liquidity, the Fund may invest in cash, cash, cash equivalents, other short-term investments, ETFs and liquid fixed-income securities, consistent with prudent liquidity management. The Adviser expects that, even when fully invested, the Fund may from time to time hold up to 20% of its assets in liquid investments.

•

The Fund may be required to sell its position in any Asset-Backed Credit Investment on private secondary markets at a discount to net asset value, if deemed necessary or appropriate for liquidity or portfolio management reasons.

•

Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in securities issued by BDCs. Investments in securities of BDCs are subject to market and selection risk, as well as the specific risks associated with the BDCs’ portfolio securities. As a shareholder of a BDC, the Fund would bear, along with other shareholders, its pro rata portion of the other BDC’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund may also purchase debt securities offered by BDCs. The debt securities do not carry the same expenses associated with holding shares of other investment companies. However, BDC debt securities carry similar risks to those of other fixed income instruments.

•

The risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. When the Fund invests in ETFs, Investors of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

No assurance can be given that the Fund’s investment program will be successful. Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective Investor should invest in the Fund only if it can sustain a complete loss of its investment. An investment in the Fund should be viewed only as part of an overall investment program.

See “Types of Investments and Related Risk Factors.”

The Offering	The minimum initial investment in the Fund in Class S Units is $[ ]. The minimum initial investment in the Fund in Class I Units is $[ ]. The minimum initial investment in the Fund in Class M Units is $[ ]. The minimum additional investment in the Fund by any Investor is $[ ]. However, each of the Adviser or AMG Funds LLC, the Fund’s administrator (the “Administrator” and the “Sponsor”) reserves the right, on behalf of the

Fund, to waive the minimum and additional investment amounts in their sole discretion. The Fund, in the sole discretion of the Adviser or the Sponsor, may also aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts.

The Units will be offered in a continuous offering through the Fund/SERV electronic ticketing platform. Units will generally be offered for purchase on any day the New York Stock Exchange (“NYSE”) is open for business (each, a “Business Day”), except that Units may be offered more or less frequently as determined by the Fund in its sole discretion. Once an Investor’s purchase order is received, a confirmation is sent to the Investor. Investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to Investors.

Investors may purchase Units directly through AMG Distributors, Inc. (the “Distributor”) or through a registered investment adviser (a “RIA”) or other financial intermediary. RIAs and other financial intermediaries may impose additional eligibility requirements as well as additional charges.

Investments in Class M Units of the Fund may be subject to a sales charge of up to 3.50% of the subscription amount. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering.

The Fund reserves the right to reject, in its sole discretion, any request to purchase Units in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Units at any time at the Board’s discretion.

An investment in the Fund involves a considerable amount of risk. An Investor may lose money. Before making an investment decision, a prospective Investor should (i) consider the suitability of this investment with respect to the Investor’s investment objectives and personal situation and (ii) consider factors such as the Investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Units of the Fund.

Board of Directors

The Board of Directors (the “Board” or the “Directors”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. The Board is comprised of [ ] Directors, a majority of whom are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser (“Independent Directors”). See “Management of the Fund.”

The Adviser

Brown Brothers Harriman Credit Partners, LLC serves as the Fund’s investment adviser (previously defined as the “Adviser”). The Adviser is a limited liability company organized under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a majority owned subsidiary of, and controlled by, Brown Brothers Harriman & Co. (“BBH&Co.”), a limited partnership organized under the laws of the State of New York. The Adviser is an affiliate of Affiliated Managers Group, Inc. (“AMG”), a publicly traded company. AMG (NYSE: AMG) is a strategic partner to leading independent investment management firms globally.

[The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. The Investment Management Agreement provides for an initial term of two years and thereafter may be continued from year to year if its continuation is approved annually by the Board, including a majority of the Independent Directors. The Investment Management Agreement is terminable without penalty, on sixty (60) days’ prior written notice by the Board, by vote of a majority of the outstanding voting securities of the Fund or by the Adviser.]

[Under the Investment Management Agreement, the Adviser agrees to develop and furnish continuously an investment program for the Fund.]

[Each Subsidiary has entered into similar investment advisory agreements with the Adviser with substantially the same terms (other than compensation) and substantially the same renewal and termination process.]

Management Fee

The Fund will pay the Adviser an investment management fee (the “Investment Management Fee”) at an annual rate of [ ]%, payable monthly in arrears, accrued daily based upon the Fund’s average daily “Managed Assets.” The Investment Management Fee paid to the Adviser will be paid out of the Fund’s assets. The Investment Management Fees are paid before giving effect to any repurchase of Units in the Fund effective as of the end of such month, if any, and will decrease the net profits or increase the net losses of the Fund. “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) as of each day, subject to certain adjustments. [The Adviser has contractually agreed to waive [ ]% of its Investment Management Fee for a period of one year following the Fund’s commencement of investment operations.]

[As the sole investor in each Subsidiary, the Fund bears the investment management fee paid by each Subsidiary to the Adviser in consideration of the advisory and other services provided by the Adviser to each Subsidiary. In consideration for such services, each Subsidiary will pay the Adviser a management fee at an annual rate of [ ]% payable monthly in arrears, accrued daily based upon such Subsidiary’s average daily Managed Assets. Furthermore, in consideration of the management fee payable to the Adviser under the investment management agreement between the Adviser and each Subsidiary, the Adviser has agreed to waive the portion of the management fee that the Adviser otherwise would have been entitled to receive from the Fund in an amount equal to the investment management fee paid to the Adviser under such Subsidiary’s investment management agreement with the Adviser. The management fee is paid to the Adviser out of the assets of the Fund and each Subsidiary and, therefore, decreases the net profits or increases the net losses of the Fund.]

Other Fees and Expenses	The Fund, and, therefore, Investors, will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Management Agreement. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Units. See “Summary of Fund Expenses” and “Fees and Expenses.”

Expense Limitation and Reimbursement Agreement

[The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund and each Subsidiary to waive the management fees payable by the Fund and the Subsidiaries and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Subsidiaries) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed [ ]% per annum of the Fund’s average daily net assets (the “Expense Cap”).

“Excluded Expenses” is defined to include the following fees and expenses of the Fund [and Subsidiaries]: [(a) the management fee paid by the Fund and the Subsidiaries; (b) fees, expenses, allocations, etc. of Asset-Backed Credit Investments and special purposes vehicles, (c) acquired fund fees and expenses; (d) transaction costs, including legal costs and brokerage commissions; (e) interest payments; (f) fees and expenses incurred in connection with any credit facilities; (g) the Distribution and/or Service Fees (as applicable); (h) the shareholder servicing fees (as applicable) paid by the Fund; (i) taxes; (j) extraordinary expenses (as determined in the sole discretion of the Adviser), which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (k) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (l) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary.]

To the extent that the Fund’s total annual operating expenses exceed the Expense Cap, the Adviser will waive the management fee payable by the Fund [or a Subsidiary] or pay or reimburse the Fund [or a Subsidiary] for expenses to the extent necessary to eliminate such excess.

[For a period not to exceed 36 months from the date the Fund or a Subsidiary, as applicable, accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser, the Adviser may recoup amounts paid, waived, or reimbursed, provided that the amount of any such additional payment by the Fund and such Subsidiary in any year, together with all other expenses of the Fund and such Subsidiary, in the aggregate, would not would not cause the Fund’s total annual operating expenses and such Subsidiary’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Cap that was in effect at the time such amounts were paid, waived or reimbursed by the Adviser, or (ii) the Expense Cap that is in effect at the time of such additional payment by the Fund and such Subsidiary.]

[The Expense Limitation and Reimbursement Agreement shall remain in effect for at least one year from the effective date of the Fund’s registration statement and will continue thereafter until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement among the Adviser and the Board of the Fund. See “Fees and Expenses – Expense Limitation and Reimbursement Agreement.”]

Conflicts of Interest	The Adviser and its affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund.

Distribution of Units

Class I and Class S Units in the Fund are offered at their current net asset value. Class M Units in the Fund are offered at their current net asset value plus a maximum sales charge of 3.50% of the subscription amount. The sales load will be deducted out of the Investor’s subscription amount, and will not constitute part of an Investor’s capital contribution to the Fund or part of the assets of the Fund. The Fund is not obligated to sell any Units to anyone.

[The Adviser and the Fund intend to submit an application to the SEC for an exemptive order that would permit the Fund to offer multiple classes of units. Pursuant to such order, the Fund will adopt a Distribution and Service Plan with respect to Class M Units that is intended to comply with Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to [ ]% on an annualized basis of the average daily net assets of the Fund attributable to Class M Units (the “Distribution and/or Service Fees”), to the Distributor or other qualified recipients under the Distribution and Service Plan. The Distribution and/or Service Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. The Distribution and Service Plan does not apply to Class I and Class S Units. The Distributor may pay all or a portion of the Distribution and/or Service Fee to one or more sub-distributors (“Sub-Distributors”) and to selling agents and other financial intermediaries (“Selling Agents”) that provide distribution and investor services to Investors. In addition, the Adviser or the Distributor may compensate certain Selling Agents out of their own assets and not as an additional charge to the Fund, in connection with the sale and distribution of the Units and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients, and the inclusion on preferred provider lists. Such Selling Agents may be affiliated with the Fund or the Adviser.]

Valuation

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee to perform the Fund’s fair value determinations (the “Valuation Designee”), which are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Adviser’s fair value determinations. Because there is not a public market or active secondary market for many of the securities in which the Fund intends to invest, the Fund will value these securities at fair value as determined in good faith by the Valuation Designee. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820—Fair Value Measurements and Disclosures (“ASC 820”). The Valuation Designee utilizes the services of third-party vendors to assist in determining fair value for the pricing of Fund Investments (as defined below).

Securities for which a pricing service or other approved source either does not supply a quotation, price, or market based valuation, or supplies a quotation, price, or market based valuation that is believed by the primary pricing service or the Adviser to be unreliable, will be valued according to fair value procedures specified in the valuation procedures. In general, fair value represents a good faith determination of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

See “Calculation of Net Asset Value.”

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund is organized as a closed-end management investment company. Unlike open-end management investment companies (commonly known as “mutual funds”), investors in closed-end funds do not have the right to redeem their Units on a daily basis. To meet daily redemption requests, mutual funds must comply with more stringent regulations than closed-end funds.

The Fund is not listed on a national stock exchange, and there currently is no secondary market for the Fund’s Units. In addition, Units are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for Investors who can bear the risks associated with the limited liquidity of the Units and should be viewed as a long-term investment. See “Types of Investments and Related Risk Factors—Limitations on Transfer; Units Not Listed; No Market for Units” and “Repurchases of Units and Transfers.”

Repurchase of Units	As a general matter, on a quarterly basis, the Fund will make repurchase offers, at the per-class net asset value, to repurchase no less than 5% and no more than 25% of the Fund’s outstanding Units. Typically, the Fund will conduct such quarterly repurchase offers for 5% of the Fund’s outstanding Units.

The time between the notification to investors and the repurchase request deadline may vary from no more than 42 days to no less than 21 days, but will generally be 30 days (the “Repurchase Request Deadline”). Units will be repurchased at the per-class net asset value per unit determined as of the close of business on a date determined by the Fund, which will be no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). If investors request a repurchase of only a portion of their Units, they must maintain a minimum balance of $[ ] worth of Units of common stock following a repurchase request. See “Repurchases of Units and Transfers—Offers to Repurchase” and “Repurchases of Units and Transfers—Repurchase Procedure.”

Summary of Taxation

The Fund [(but not the Subsidiaries)] intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. A fund, such as the Fund, that qualifies as a RIC is not subject to U.S. federal income tax to the extent its income is timely distributed to its investors in a manner qualifying for the dividends-paid deduction. In order to qualify for treatment as a RIC, the Fund must, among other things, satisfy a diversification test, a 90% gross income test and a requirement that it distribute at least 90% of its investment company taxable income and net short-term gains in the form of deductible dividends. The Fund currently expects to satisfy the requirements to qualify and be eligible to be treated as a RIC. Nonetheless, there can be no assurance that the Fund will so qualify or be eligible.

If the Fund were to fail to qualify as a RIC or to satisfy the distribution requirement in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of earnings and profits would be taxable to Investors as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make distributions (which could be subject to interest charges) before requalifying as a RIC that is accorded special tax treatment.

Provided the Fund qualifies as a RIC, distributions from the Fund generally will be taxable to Investors as ordinary income or net capital gains, whether or not such distributions are reinvested in Units. An Investor that is not subject to tax on its income will generally not be required to pay tax on amounts distributed to it by the Fund, provided that such Investor’s acquisition of its Units is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Investors of the amount and character of its distributions to Investors.

See “Certain Tax Considerations” and “Types of Investments and Related Risk Factors—Tax Risks” below for additional information.

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and Keogh plans may purchase Units. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, the Adviser will not be a “fiduciary” within the meaning of ERISA with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes an Investor, solely as a result of the Investor’s investment in the Fund. See “ERISA Considerations” below for additional information.

Reports to Investors	The Fund will furnish to Investors, as soon as practicable after the end of each calendar year, information on Form 1099-DIV as required by law to assist the Investors in preparing their tax returns. The Fund will also prepare and transmit or make available to Investors unaudited semi-annual reports and audited annual reports (when each becomes available). It is anticipated that reports regarding the Fund’s operations during each quarter will be posted to the Fund’s investor web portal, as well as monthly performance updates that focus on quantitative performance.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

Additional Information about the Fund

The Directors of the Fund oversee generally the operations of the Fund. The Fund enters into contractual arrangements with various parties, including among others the Adviser, the Administrator, the Distributor and the Fund’s custodian, transfer agent, and accountants, each of whom provides services to the Fund. Investors are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any Investor any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Fund.

Neither this Prospectus nor any contract that is an exhibit hereto is intended to, nor does it, give rise to any agreement or contract between the Fund and any Investor, or give rise to any contractual or other rights in any individual Investor, group of Investors or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived. See “Additional Information.”

SUMMARY OF FUND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Investors can expect to bear, either directly or indirectly, through the Fund’s investments. The expenses shown in the table are based on estimated amounts for the current fiscal year. The Fund’s actual expenses may vary from the estimated expenses shown in the table. For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund” and “Purchase of Units.”

	Class S	Class I	Class M
INVESTOR TRANSACTION EXPENSES:
Maximum Sales Load (as a percentage of purchase amount)(1)	None	None	3.50%
Maximum Early Repurchase Fee (as a percentage of repurchased amount)	None	None	None
ANNUAL EXPENSES: (As a Percentage of Average Net Assets Attributable to Units)
Investment Management Fee(2)	[ ]%	[ ]%	[ ]%
Distribution and/or Service Fees(3)	None	[ ]%	[ ]%
Acquired Fund Fees and Expenses(4)(5)	[ ]%	[ ]%	[ ]%
Other Expenses(4)	[ ]%	[ ]%	[ ]%
Total Annual Expenses	[ ]%	[ ]%	[ ]%
Less: Expense Reductions(6)	([ ])%	([ ])%	([ ])%
Net Annual Expenses	[ ]%	[ ]%	[ ]%

(1)

While neither the Fund nor the Distributor imposes an initial sales charge on Class S or Class I Units, if you buy Class S or Class I Units through certain financial intermediaries, they may directly charge you transaction or other fees in such amounts as they may determine. Class S Units, Class I Units and Class M Units will be sold on a continuous basis at the Fund’s then current net asset value per Unit, plus for Class M Units only, a maximum front-end sales commission of 3.50%. Please consult your financial intermediary for additional information.

(2)

The Investment Management Fee shown is payable in part by the Fund[ and in part by each Subsidiary]. The Fund will pay the Adviser an Investment Management Fee at the annual rate of [ ]% payable monthly in arrears, accrued daily based upon the Fund’s average daily Managed Assets[ (excluding the assets attributable to each Subsidiary)]. [Each Subsidiary will pay the Adviser a management fee at the annual rate of [ ]% payable monthly in arrears, accrued daily based upon such Subsidiary’s average daily Managed Assets.] The Investment Management Fee shown in the table is computed as a percentage of the Fund’s net assets.

(3)

[The Fund intends to submit an application to the SEC for an exemptive order that would permit the Fund to offer multiple classes of Units. Pursuant to such order, the Fund will adopt a distribution and service plan for Class M Units. Under the Distribution and Service Plan, the Fund may charge a Distribution and/or Service Fee at an annualized rate of [ ]% of the average daily net assets of the Fund that are attributable to Class M Units, determined as of the end of each month. The Distribution and/or Service Fee is paid for distribution and investor services provided to Investors (such as responding to Investor inquiries and providing information regarding investments in Units of the Fund; processing purchase, exchange, and redemption requests by beneficial owners of Units; placing orders with the Fund or its service providers for Units; providing sub-accounting with respect to Units beneficially owned by Investors; and processing distribution payments for Units of the Fund on behalf of Investors). The Distributor may pay all or a portion of the Distribution and/or Service Fee to selling agents that provide distribution and investor services to Investors.]

(4)

Other Expenses and Acquired Fund Fees and Expenses represent estimated amounts for the current fiscal year. “Other Expenses” include professional fees and other expenses, including, without limitation, organization and offering expenses, filing fees, printing fees, administration fees, transfer agency fees, custody fees, accounting and sub-administration fees, shareholder servicing fees, trustee fees and insurance costs. Organization and offering expenses include expenses incurred in the Fund’s initial formation and its continuous offering and are estimated to be approximately $[ ] or [ ]% of net assets.

(5)

The “Acquired Fund Fees and Expenses” disclosed above are based on the expense ratios for the most recent fiscal year of the underlying funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” Some of the underlying funds in which the Fund intends to invest charge incentive fees based on the underlying funds’ performance. The [ ]% shown as “Acquired Fund Fees and Expenses” reflects estimated operating expenses of the underlying funds and transaction-related fees. Certain underlying funds in which the Fund intends to invest generally charge a management fee of 0.00% to 2.00% and up to a 15% incentive fee on income and/or capital gains, which are included in “Acquired Fund Fees and Expenses,” as applicable. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the underlying funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the underlying funds. Acquired Fund Fees and Expenses are borne indirectly by the Fund, but they will not be reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.

(6)

[The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund and each Subsidiary to waive the management fees payable by the Fund and the Subsidiaries and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Subsidiaries) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed [ ]% per annum of the Fund’s average daily net assets (the “Expense Cap”). “Excluded Expenses” is defined to include the following fees and expenses of the Fund and Subsidiaries: [(a) the management fee paid by the Fund and the Subsidiaries; (b) acquired fund fees and expenses; (c) transaction costs, including legal costs and brokerage commissions; (d) interest payments; (e) fees and expenses incurred in connection with any credit facilities; (f) the Distribution and/or Service Fees (as applicable); (g) the shareholder servicing fees (as applicable) paid by the Fund; (h) taxes; (i) extraordinary expenses (as determined in the sole discretion of the Adviser), which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (j) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (k) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary.] Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, the Fund’s administration, custody, transfer agency, recordkeeping, fund accounting and investor services fees, the Fund’s professional fees (outside of professional fees related to transactions), the Fund’s organizational costs and fees and expenses of Fund Directors. To the extent that the Fund’s total annual operating expenses exceed the Expense Cap, the Adviser will pay or reimburse the Fund for expenses and/or waive the management fees payable by the Fund or a Subsidiary to the extent necessary to eliminate such excess. For a period not to exceed 36 months from the date the Fund or a Subsidiary, as applicable, accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser, the Adviser may recoup amounts paid, waived, or reimbursed, provided that the amount of any such additional payment by the Fund and such Subsidiary in any year, together with all other expenses of the Fund and such Subsidiary, in the aggregate, would not would not cause the Fund’s total annual operating expenses and such Subsidiary’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Cap that was in effect at the time such amounts were paid, waived or reimbursed by the Adviser, or (ii) the Expense Cap that is in effect at the time of such additional payment by the Fund and such Subsidiary. The Expense Limitation and Reimbursement Agreement shall remain in effect for at least one year from the effective date of the Fund’s registration statement and will continue thereafter until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement among the Adviser and the Board of the Fund. [The Adviser has also contractually agreed to waive [ ]% of the Investment Management Fee for a period of one year following the Fund’s commencement of investment operations.]

The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Fund, see “Fees and Expenses.”

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the Expense Limitation and Reimbursement Agreement for the 1 Year period and the first year of the 3 Year, 5 Year and 10 Year periods in the example).

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, and solely with respect to Class M Units, a 3.50% sales charge:

	1 Year	3 Years	5 Years	10 Years
Class S Units	$[ ]	$[ ]	$[ ]	$[ ]
Class I Units	$[ ]	$[ ]	$[ ]	$[ ]
Class M Units	$[ ]	$[ ]	$[ ]	$[ ]

The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example above; if the actual return were greater, the amount of fees and expenses would increase.

FINANCIAL HIGHLIGHTS

The Fund is newly organized, and it has not commenced operations as of the date of this Prospectus. Therefore, there is no financial history for the Fund.

PRIVACY POLICY

This Privacy Policy covers the practices of the Fund and applies to the nonpublic personal information of its Investors and former Investors (to the extent required by applicable law, including Gramm-Leach-Bliley Act (“GLBA”) requirements).

The Fund may collect nonpublic personal information about Investors that the law allows or requires the Fund to have in order to conduct its business and properly service its accounts.

The Fund only uses and re-discloses third-party information in accordance with the purpose for which it is received and does not share with other nonaffiliated third parties (other than Fund service providers), unless the original third party could have legally shared with such a party.

The Fund does not disclose any nonpublic personal information about Investors or former Investors to nonaffiliated third parties, except in accordance with the GLBA. In no circumstances does the Fund share credit-related information, such as income, total wealth, or other credit header information, with nonaffiliated third parties, other than in their capacity as service providers of the Fund.

The Fund has relationships with nonaffiliated third parties that require the Fund to share Investor information in order for the third party to carry out its services for the Fund. These nonaffiliated third parties provide marketing, administration or other related services to the Fund and/or carry out marketing activities on the Fund’s behalf. Each of these nonaffiliated third parties described in this exception is required to enter into a joint marketing or other agreements with the Administrator. These agreements include confidentiality provisions as required by GLBA privacy regulations. These provisions ensure that the nonaffiliated third party only uses and re-discloses Investor nonpublic personal information for the purpose for which it was originally disclosed.

The Fund may also share information when it is necessary to effect, administer, or enforce a transaction for an Investor or if an Investor initiates a request for the Fund to share information with an outside party. All requests by Investors must be received in writing from the Investor or the Investor’s authorized representative.

It also may be necessary under anti-money laundering and similar laws to disclose information about Investors in order to accept subscriptions from them. The Fund also will release information about Investors if compelled to do so by law in connection with any government request or investigation, or if any Investors direct the Fund to do so.

USE OF PROCEEDS

The proceeds will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable.

The Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, directly, or indirectly through a Subsidiary, in Asset-Backed Credit Investments pursuant to the Fund’s investment objective and principal strategies. Notwithstanding the foregoing, the Adviser anticipates that it may take up to 6 months to invest all or substantially all of the proceeds from a sale of Units in accordance with the Fund’s investment objective and policies.

To maintain liquidity, the Fund may invest in cash and short-term securities. While the Fund seeks opportunities to deploy capital in any way consistent with its investment objective and strategies, the Fund may hold a substantial portion of its assets in cash and short-term investments as it seeks desirable investments for the private asset portion of the Fund’s portfolio.

THE FUND AND STRUCTURE

The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was recently organized as a Delaware limited liability company on November 10, 2025. The Fund continuously offers its Units and is operated as an “interval fund.” The Fund’s principal office is located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, and its telephone number is [ ]. Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Management Agreement. The individuals who serve on the Board are responsible for monitoring and overseeing the Fund’s investment program. See “Management of the Fund.”

Investors purchase Units in the Fund. The Units will generally be offered for purchase on any Business Day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Units will be issued at net asset value per Unit, plus any applicable sales charge. In contrast to many Asset-Backed Credit Investments, the Fund is permitted to offer Units to an unlimited number of Investors. The Fund was designed to permit Investors to participate in an investment program that employs ABS-related strategies without requiring, among other things, Investors to commit the more substantial minimum investments required by many Asset-Backed Credit Investments, and without subjecting the Fund to the same restrictions on the number of Investors as are imposed on many of these Asset-Backed Credit Investments.

INVESTMENT PROGRAM

The Fund’s investment objective is to seek to generate a return comprised of both current income and capital appreciation. The Fund will seek to achieve its investment objective by employing a flexible and dynamic allocation approach, investing primarily across a broad range of asset-backed and other structured credit instruments. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, directly or indirectly in a varied portfolio of Asset-Backed Credit Investments. The Fund considers “Asset-Backed Credit Investments” to be investments in credit and credit-related instruments secured by a financial or physical asset and investments that derive returns from interest incomes, recurring revenues, fees, realized gains or other types of cash flows of underlying financial and physical assets. Examples of Asset-Backed Credit Investments include, but are not limited to, junior investment interests in:

•	Asset-Backed Investments – Debt, junior investments, structures collateralized by financial and non-financial assets and insurance-linked investments;

•	Commercial Real Estate Debt Investments – Junior tranches, B-pieces of CRE loan securitizations, structures collateralized by CRE debt, and preferred equity;

•

CLOs – Junior debt and other junior investments in CLOs backed by pools of BSLs, private credit instruments and middle market loans, including, but not limited to, subordinated income, limited partner, and preferred tranches, as well as secured positions in leveraged loan warehouses;

•	Loan Co-Investments and Pools – Consumer and commercial whole loans, mezzanine loans, preferred equity, revolving credit facilities, and CRT transactions;

•	Stressed Debt – Securitized and corporate debt available at unusually high yields owing to issuer-related or market conditions;

•	Asset-Based Loans – Portfolios of recourse loans fully secured by commodity, energy, and metals collateral; and

•	BDCs – Securities issued by private and public BDCs that invest primarily in loans.

The Fund will primarily make investments that are unrated, or rated B through BBB, but may invest in higher-rated investment grade instruments. The Fund may invest in instruments of any duration or maturity. The Fund’s investment objective and 80% policy are non-fundamental and may be altered by the Board of Directors upon providing shareholders with at least 60 days’ prior written notice.

The Fund intends to invest in Asset-Backed Credit Investments through private transactions that are exempt from registration under the Securities Act.

In addition, the Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, directly or indirectly in investments other than Asset-Backed Credit Investments as described in this Prospectus, including cash, cash equivalents, other short-term investments, exchange-traded funds (“ETFs”) and liquid fixed-income securities, consistent with prudent liquidity management. The allocation among these types of investments may vary from time to time. [The Fund may make investments directly or indirectly through its subsidiaries that are 100% owned (“Wholly-Owned”) by the Fund (each a “Subsidiary” and together, the “Subsidiaries”). Except as otherwise provided, references to the Fund’s investments also will refer to each Subsidiary’s investments, in each case, for the convenience of the reader.]

In pursuing the Fund’s investment objective, the Fund generally intends to invest in the United States but may invest across a diverse selection of geographies (e.g., North America, the United Kingdom (the “UK”)/Europe and Asia). The Fund’s ability to access certain types of investment opportunities (including certain types of Asset-Backed Credit Investments) may be limited by legal, regulatory or tax considerations related to the Fund’s status as a registered investment company, resulting in periods during which the Fund may not have any exposure to such investments.

To maintain liquidity, the Fund may invest in cash and short-term securities. For short periods of time, the Fund may hold a substantial portion of its assets in cash and short-term investments as it seeks desirable investments for its Asset-Backed Credit Investments.

The Fund may invest in derivatives (primarily futures and, to a lesser extent, options, swaps (including interest rate swaps, total return swaps and credit default swaps), exchange-listed and over-the-counter put and call options, and forward contracts) to manage the duration exposure of the Fund’s portfolio or for hedging purposes.

In addition to the foregoing, the Fund may utilize a revolving credit facility to satisfy repurchase requests and to otherwise provide the Fund with temporary liquidity.

The Asset-Backed Credit Investments may utilize leverage in their investment activities. However, certain Asset-Backed Credit Investments’ borrowings are not subject to the limits of the 1940 Act. Accordingly, the Fund, through investments in the Asset-Backed Credit Investments, may be exposed to the risk of highly leveraged investment programs.

[The Adviser, the Fund and certain funds managed by affiliates of the Adviser intend to submit an application to the SEC for an exemptive order that would permit the Fund to invest alongside affiliates, including certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.]

Investment Strategies

The Fund is focused on making investments in a variety of Asset-Backed Credit Investments. The Fund seeks to maximize returns through full market cycles with a lower return volatility similar to fixed income markets. The Adviser believes that higher return opportunities are available in certain credit segments that are well-established yet still require market access, specialized knowledge, and active engagement to source and analyze opportunities.

The Fund generally intends to (i) seek to provide generate a return comprised of both income and capital appreciation, consistent with capital preservation and prudent investment management; (ii) attempt to avoid instances of negative total return over extended periods of time; (iii) avoid portfolio management practices based on short-term expectations, momentum following, and frequent trading; (iv) generate incremental returns primarily by investing in securities that offer an all-in return that is highly attractive given their low underlying risk of loss; and (v) preserve capital through an emphasis on high-quality consistent income-producing investments where historical experience and the Adviser’s own independent analysis suggest a low probability of loss of capital over the investment’s life.

The Adviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. From time to time, these techniques may include, without limitation: (i) allocating assets across several ABS sectors; (ii) allocating capital among various Asset-Backed Credit Investments; (iii) actively managing cash and liquid assets; (iv) actively monitoring cash flows; (v) seeking to establish a credit line to provide liquidity to satisfy repurchase requests, consistent with the limitations and requirements of the 1940 Act; and (vi) seeking to invest in cash and short-term securities to provide liquidity to satisfy repurchase requests, consistent with the limitations and requirements of the 1940 Act.

The Adviser may sell the Fund’s portfolio holdings at any time, including to enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by Investors (including, during adverse market conditions, selling investments at a discount).

The Fund expects that a portion of its holdings will consist of liquid assets for purposes of liquidity management. The Fund may borrow for investment purposes. The 1940 Act generally requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the “Asset Coverage Requirement”). This means that, as a general matter, the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Subject to certain exceptions, the 1940 Act also generally restricts the Fund from declaring cash distributions on, or repurchasing, shares unless senior securities representing indebtedness have an asset coverage of not less than 300% after giving effect to such distribution or repurchase. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets, measured at the time of borrowing. Such temporary borrowings are not subject to the Asset Coverage Requirement in connection with the Fund’s borrowings for investment purposes.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

Asset-Backed Credit Investments

Some of the investments that the Adviser will consider with respect to the Fund include, but are not limited to:

•

Asset-Backed Investments – Asset-backed investments are debt obligations, debt securities or limited partnership interests that entitle the holders thereof to receive payments that depend primarily on the cash flow from underlying financial assets, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. Asset-backed investments may be collateralized by, but not limited to, credit card loans, automobile loans, home equity loans and manufactured housing and airplane leases. Asset-backed investments are subject to the risk that a change in interest rates may influence the pace of prepayments of the underlying securities which, in turn, affects yields on an absolute basis. An asset-backed investment is typically created by the sale of assets or collateral to a conduit, generally a bankruptcy-remote vehicle such as a grantor trust or other special-purpose entity, which becomes the legal issuer of the asset-backed investments. Interests in or other securities issued by the trust or special-purpose entity, which give the holder thereof the right to certain cash flows arising from the underlying assets, are then sold to investors through an investment bank or other securities underwriter.

The structure of an asset-backed investment and the terms of the investors’ interest in the collateral can vary depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all asset-backed investments are similar, individual transactions can differ markedly in both structure and execution. Holders of asset-backed investments bear various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.

The Fund will seek to make investments in asset-backed investments debt, junior investments, structures collateralized by financial and non-financial assets and insurance-linked investments.

•	Commercial Real Estate Debt Investments – The Fund will seek to make investments in junior tranches, B-pieces of CRE loan securitizations, and structures collateralized by CRE debt.

•

CLOs – A CLO is a trust typically consisting of loans made to issuers (both U.S. and foreign). CLOs consist of a portfolio of many underlying loans where the cashflows from the securitization are derived from this portfolio of loans. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “junior investment” tranche, which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities and can be rated investment grade. Despite the protection from the junior investment tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The Fund will seek to make investments in junior investments in CLOs backed by pools of BSLs, private credit instruments, and middle market loans, including, but not limited to, subordinated, income, limited partner, and preferred tranches, as well as secured positions in leveraged loan warehouses.

•

Loan Co-Investments and Pools – The Fund may make investments in consumer and commercial whole loans, mezzanine loans, preferred equity, revolving credit facilities, and CRT transactions. CRTs are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises and banks. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as the Fund have no direct recourse to the underlying mortgage loans in the event of a default.

•	Stressed Debt – The Fund may make investments in securitized and corporate debt available at unusually high yields owing to issuer-related or market conditions.

•

Asset-Based Loans – The Fund may make investments in portfolios of fully secured recourse loans that entitle the holders thereof to receive payments that depend primarily on the cash flow from underlying assets, including commodities, energy, and metals collateral.

•

BDCs – Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in securities issued by BDCs. Investments in securities of BDCs are subject to market and selection risk, as well as the specific risks associated with the BDCs’ portfolio securities. As a shareholder of a BDC, the Fund would bear, along with other shareholders, its pro rata portion of the other BDC’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund may also purchase debt securities offered by BDCs. The debt securities do not carry the same expenses associated with holding shares of other investment companies. However, BDC debt securities carry similar risks to those of other fixed income instruments.

Use of Derivatives

As described above, the Fund may invest in derivatives (primarily futures and, to a lesser extent, options, swaps (including interest rate swaps, total return swaps and credit default swaps), exchange-listed and over-the-counter put and call options, and forward contracts) to manage the duration exposure of the Fund’s portfolio or for hedging purposes. The use of derivatives may reduce certain potential risks to which the Fund’s portfolio may be exposed.

Temporary Defensive Strategies

The Fund may, from time to time in its sole discretion, significantly alter its portfolio as a temporary defensive strategy. For defensive purposes, the Fund may invest without limit in short-term securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities, and repurchase agreements, or it may retain funds in cash. When the Fund is invested defensively, it may not meet its investment objective. In addition, the Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds in significant amount while the Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, pending investment, in order to fund anticipated repurchases, expenses of the Fund, or other operational needs, or otherwise in the sole discretion of the Adviser. Given the nature of the Fund’s investments, the Fund may be unable to significantly alter its portfolio to respond to short-term market changes.

Affiliated Transactions

[The Adviser, the Fund and certain funds managed by affiliates of the Adviser intend to submit an application to the SEC for an exemptive order that would permit the Fund to invest alongside affiliates, including certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.]

Portfolio Construction

The Adviser manages the Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level and maximizing capital appreciation. Accordingly, the Adviser may make investments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Units by Investors and any distributions made to Investors.

The Adviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. From time to time, these techniques may include, without limitation: (i) allocating assets across several ABS sectors; (ii) allocating capital among various Asset-Backed Credit Investments; (iii) actively managing cash and liquid assets; (iv) actively monitoring cash flows; (v) seeking to establish a credit line to provide liquidity to satisfy repurchase requests, consistent with the limitations and requirements of the 1940 Act; and (vi) seeking to invest in cash and short-term securities to provide liquidity to satisfy repurchase requests, consistent with the limitations and requirements of the 1940 Act.

The Adviser may sell the Fund’s portfolio holdings at any time, including to enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by Investors, (including, during adverse market conditions, selling investments at a discount).

The Adviser will seek to allocate Fund assets among the Asset-Backed Credit Investments that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser’s assessment of the potential risks and returns of the Asset-Backed Credit Investments as well as expected cash flows of such Asset-Backed Credit Investments. The Adviser generally seeks to invest the Fund’s assets in Asset-Backed Credit Investments whose expected risk-adjusted returns are deemed attractive.

The Fund is a “non-diversified” fund under the 1940 Act. See “Types of Investments and Related Risk Factors—Non-Diversified Status.” The Adviser believes, however, that the Fund should generally maintain a portfolio of Asset-Backed Credit Investments varied by ABS sector to diminish the impact on the Fund of any one Asset-Backed Credit Investment’s losses or poor returns. There is no guarantee that the Fund will be able to avoid substantial losses as a result of poor returns with regards to any Asset-Backed Credit Investment.

Where only voting securities may be available for purchase by the Fund, the Fund may seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

The Asset-Backed Credit Investments are not subject to the Fund’s investment restrictions and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the Code. While the 1940 Act applies to the Fund, the Asset-Backed Credit Investments are not subject to the 1940 Act.

There can be no assurance that the Fund’s investment program will be successful, that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful. Prospective Investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “Types of Investments and Related Risk Factors.”

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

General Risks

Investing in the Fund involves risks, including those associated with the Fund’s investments in Asset-Backed Credit Investments. References in this section to the “Fund” also include each Subsidiary, which shares the same risks as the Fund.

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a few issuers or issuers in a single sector, the risk of any investment decision is increased. An Asset-Backed Credit Investment’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Investor’s entire investment may be lost. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Asset-Backed Credit Investments, the allocation of offering proceeds thereto and the performance of the Asset-Backed Credit Investments. Risks generally applicable to the Fund’s investments include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of issuers, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, labor strikes, war, terrorism, cyberterrorism, major or prolonged power outages or network interruptions, earthquakes, hurricanes, floods, fires, epidemics or pandemics and other factors which are beyond the control of the Fund. Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) its investment program, investment strategy and investment decisions will be successful; (ii) the Asset-Backed Credit Investments will achieve their return expectations; (iii) the Asset-Backed Credit Investments will achieve any return of capital invested; (iv) the Fund’s investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Fund. Any event which affects adversely the value of an investment by the Fund would be magnified to the extent the Fund is leveraged.

Investment Discretion; Dependence on the Adviser. The Adviser has complete discretion to select the Asset-Backed Credit Investments as opportunities arise. The Fund, and, accordingly, Investors, must rely upon the ability of the Adviser to identify and implement investments for the Fund (“Fund Investments”) consistent with the Fund’s investment objective and consistent with prospectus disclosure. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Fund Investments. The Adviser has the authority and responsibility for portfolio construction, the selection of Fund Investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Investors will have no right or power to participate in the management or control of the Fund or the Fund Investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve their respective investment objectives. The Fund is organized to provide Investors access to an investment program and not an indirect way for Investors to gain access to any particular Asset-Backed Credit Investment.

Concentration of Investments. The Fund will concentrate in the ABS industry and may invest a significant portion of its assets in Asset-Backed Credit Investments. Concentration in these sectors may subject the Fund to greater risk and volatility than if investments had been made in issuers in a broader range of sectors.

Investment in ABS. The Fund expects to invest in junior investments and debt interests in ABS. ABS are generally debt obligations or debt securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from underlying financial assets, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. An ABS is subject to the risk that a change in interest rates may influence the pace of prepayments of the underlying securities which, in turn, affects yields on an absolute basis. An ABS is typically created by the sale of assets or collateral to a conduit, generally a bankruptcy-remote vehicle such as a grantor trust or other special-purpose entity, which becomes the legal issuer of the ABS. Interests in or other securities issued by the trust or special-purpose entity, which give the holder thereof the right to certain cash flows arising from the underlying assets, are then sold to investors through an investment bank or other securities underwriter.

The structure of an ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Holders of ABS bear various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks. In addition, concentrations of ABS of a particular type, as well as concentrations of ABS issued or guaranteed by affiliated entities, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. Credit risk arises from losses due to defaults by the borrowers in the underlying collateral or the issuer’s or servicer’s failure to perform. Market risk arises from the cash-flow characteristics of the security, which for many ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of wind-down or acceleration features designed to protect the investor if credit losses in the portfolio rise well above expected levels. Interest-rate risk arises for the issuer from the relationship between the pricing terms on the underlying collateral and the terms of the rate paid to security holders and from the need to mark to market the excess servicing or spread account proceeds carried on the balance sheet. Liquidity risk can arise from increased perceived credit risk. Liquidity can also become a significant problem if concerns about credit quality, for example, lead investors to avoid the securities issued by the relevant special-purpose entity. Operations risk arises through the potential for misrepresentation of asset quality or terms by the originating institution, misrepresentation of the nature and current value of the assets by the servicer and inadequate controls over disbursements and receipts by the servicer. Structural risk may arise through investments in ABS with structures (for example, the establishment of various security tranches) that are intended to reallocate the risks entailed in the underlying collateral (particularly credit risk) in ways that give certain investors less credit risk protection (i.e., a lower priority claim on the cash flows from the underlying pool of assets) than others. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets. Investments in ABS also entail legal risks, including the risks that the investors may not have an enforceable agreement against the issuer or a valid security interest in the underlying collateral, as well as the risk that events that materially affect the value of the underlying collateral (for example, a default on an underlying loan or derivative instrument) may not be tied directly to the rights of the ABS holders (for example, by triggering the declaration of a default on the ABS). As a result, the Fund’s investments in ABS could decline substantially in value.

Securitized Transactions Risk. The Fund expects to invest in various securitized transactions and related securities. Securities issued in securitized transactions present risks similar to other credit investments, including default (credit), interest rate and prepayment risks. In addition, securitized vehicles in which the Fund expects to invest, such as CLOs, are typically governed by a complex series of legal documents and contracts, which increases the possibility of disputes over the interpretation and enforceability of such documents. For example, some documents governing the loans underlying the Fund’s investments may allow for “priming transactions,” in connection with which majority lenders or debtors can amend loan documents to the detriment of other lenders, amend loan documents in order to move collateral, or amend documents in order to facilitate capital outflow to other parties/subsidiaries in a capital structure, any of which may adversely affect the rights and security priority of the Fund’s investment. In addition, a collateral manager or trustee of a securitized vehicle may not properly carry out its duties, potentially resulting in loss to such vehicle and thereby, the Fund. Any leveraged vehicles in which the Fund invests are also subject to leverage risk.

Commercial Real Estate Debt; Non-Performing Loans Risk. The Fund may invest in commercial real estate loans and debt securities (including, but not limited to, investments in subordinate debt, such as mezzanine debt, b-notes, preferred equity and first mortgage loans, such as higher loan-to-value senior loans and bridge loans). The Fund may hold direct or indirect interests in performing or non-performing real estate investments. Non-performing real estate investments may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of such loan and/or purchasing senior loans. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made. In addition, certain privately offered commercial real estate loans and debt securities carry risks of illiquidity and lack of control. It is possible that the Adviser may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Fund. The foreclosure process will vary from jurisdiction to jurisdiction and can be lengthy and expensive. Issuers often resist foreclosure actions by asserting numerous claims, counterclaims and defenses against the holder of a real estate loan, including, without limitation, lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action. During the foreclosure proceedings, an issuer may have the ability to file for bankruptcy or its equivalent, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property. If this were to occur, the Fund may be negatively impacted. Similar risks relate to foreclosure of mezzanine debt and the exercising of remedies in connection with such debt.

Investment in CLOs. The Fund expects to invest in CLOs. For CLOs, the cash flows are split into two or more portions, called “tranches,” varying in risk and yield. The riskiest portion is the “junior investment” tranche, which bears the bulk of defaults from the debt instruments and serves to protect the other, more senior tranches (“debt tranches”) from default in all but the most severe circumstances. Since it is partially protected from defaults, a more senior debt tranche from a CLO typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the junior investment tranche, debt tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The market value of CLOs generally fluctuates with, among other things, the financial condition of the obligors on the underlying debt obligations or, with respect to synthetic securities, of the obligors on or issuers of the reference obligations, general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates.

CLOs are subject to credit, liquidity and interest rate risks. In particular, investment-grade CLOs have greater liquidity risk than investment grade sovereign or corporate bonds. There is no established, liquid secondary market for many of the CLOs securities the Fund may purchase. The lack of such an established, liquid secondary market may have an adverse effect on the market value of such CLOs securities and the Fund’s ability to sell them. Further, CLOs are subject to certain transfer restrictions that may further restrict liquidity. Therefore, no assurance can be given that if the Fund were to dispose of a particular CLOs held by the Fund, it could dispose of such investment at the previously prevailing market price.

The performance of CLOs is adversely affected by macroeconomic factors, including (i) general economic conditions affecting capital markets and participants therein, (ii) the economic downturns and uncertainties affecting economies and capital markets worldwide, (iii) concern about financial performance, accounting and other issues relating to various publicly traded companies and (iv) changes (or even proposed changes) in accounting and reporting standards and bankruptcy legislation.

Limitations on Transfer; Units Not Listed; No Market for Units. The transferability of Units is subject to certain restrictions contained in the limited liability company agreement of the Fund. Units are not traded on any securities exchange or other market. No secondary market currently exists for Units.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An Investor should not invest in the Fund if the Investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units in the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund will generally make quarterly repurchase offers, there is no guarantee that Investors will be able to sell all of the Units that they desire to sell in any particular repurchase offer.

Repurchase Risks. The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers (subject to certain specific exceptions in Rule 23c-3 under the 1940 Act) of not less than 5% and not more than 25% of the Fund’s outstanding Units on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Units each quarter, and there is no guarantee that Investors will be able to sell all of the Units that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Units tendered by each Investor. The potential for proration may cause some investors to tender more Units for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs investment leverage, repurchases of Units would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Units by increasing the Fund’s expenses and reducing any net investment income. Further, the Fund’s use of cash to fund repurchases may impede its ability to distribute a sufficient amount to investors to qualify as a RIC or to avoid income or excise taxes.

An Investor may be subject to market and other risks, and the net asset value of Units tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the net asset value for tendered Units is determined. In addition, the repurchase of Units by the Fund will generally be a taxable event to investors, potentially including even investors who do not tender any Units in such repurchase.

Units in the Fund provide limited liquidity since Investors will not be able to redeem Units on a daily basis. An Investor may not be able to tender its Units in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Units are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Units in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to it and cause its expense ratio to increase.

Notices of each repurchase offer are intended to be sent to Investors no more than 42 days and no less than 21 days before the “Repurchase Request Deadline” (i.e., the date by which Investors can tender their Units in response to a repurchase offer). The Fund determines the net asset value applicable to repurchases no later than fourteen (14) days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Investors between one and three business days after the Repurchase Pricing Date and will distribute payment no later than seven (7) calendar days after such date. If an Investor tenders all of its Units (or a portion of its Units) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Investor after the Repurchase Request Deadline. Because the net asset value applicable to a repurchase is calculated 14 days after the Repurchase Request Deadline, an Investor will not know its repurchase price until after it has irrevocably tendered its Units. See “Repurchases of Units and Transfers—Offers to Repurchase” and “Repurchases of Units and Transfers—Repurchase Procedure.” Investors may be subject to market risk in relation to the tender of their Units for repurchase because like other market investments, the value of the Fund’s Units may move up or down, sometimes rapidly and unpredictably, between the date a repurchase offer terminates and the repurchase date. Likewise, because the Fund’s investments may include securities denominated in foreign currencies, changes in currency values between the date a repurchase offer terminates and the repurchase date may also adversely affect the value of the Fund’s Units.

[Co-Investments. The Fund may invest indirectly in Asset-Backed Credit Investments with other co-investors (including affiliates of the Adviser) by means of co-investment vehicles formed to facilitate such investments. It is anticipated that Co-Investments will be formed and managed by third-party fund managers and that neither the Adviser nor the Fund will be able to exercise day to day control over the Co-Investments. The realization of Asset-Backed Credit Investments made as co-investments may take longer than would the realization of investments under the sole control of the Adviser or the Fund because the co-investors may require an exit procedure requiring notification of the other co-investors and possibly giving the other co-investors a right of first refusal or a right to initiate a buy-sell procedure (i.e., one party specifying the terms upon which it is prepared to purchase the other party’s or parties’ participation in the investment and the non-initiating party or parties having the option of either buying the initiating party’s participation or selling its or their participation in the investment on the specified terms).

Co-Investments may involve risks in connection with such third-party involvement, including the possibility that a third-party may have financial difficulties, resulting in a negative impact on such investment, or that the Fund may in certain circumstances be held liable for the actions of such third-party co-investor. Third-party co-investors may also have economic or business interests or goals which are inconsistent with those of the Fund, or may be in a position to take or block action in a manner contrary to the Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to the Co-Investments, including incentive compensation arrangements, and the interests of such third parties may not be aligned with the interests of the Fund.

With respect to Co-Investments, the Fund will be highly dependent upon the capabilities of the investment fund managers alongside whom the investment is made. The Fund may indirectly make binding commitments to Co-Investments without an ability to participate in their management and control and with no or limited ability to transfer its interests in such Co-Investments. In some cases, the Fund will be obligated to fund its entire investment for a Co-Investment up front, and in other cases the Fund will make commitments to fund from time to time as called by the managers of the Co-Investments. Neither the Adviser nor the Fund will have control over the timing of capital calls or distributions received from Co-Investments, or over investment decisions made by such Co-Investments.

Through Co-Investments, the Fund also generally will not have control over any of the underlying issuers and will not be able to direct the policies or management decisions of such issuers. Thus, the returns to the Fund from any such investments will be dependent upon the performance of the particular issuer and its management and the Fund will not be able to direct the policies or management decisions of such issuers.]

[Wholly-Owned Subsidiaries Risk. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments, which are the same risks associated with the Fund’s investments. Neither Subsidiary is registered under the 1940 Act, but each Subsidiary will comply with certain sections of the 1940 Act (e.g., it will enter into an investment management agreement with the Adviser that contains the provisions required by Section 15(a) of the 1940 Act (including the requirement of annual renewal), will have an eligible custodian or otherwise meet the criteria of Section 17(f) of the 1940 Act, and, together with the Fund on a consolidated basis, will comply with the provisions of Section 8 of the 1940 Act relating to fundamental investment policies, Section 17 relating to affiliated transactions and custody, Section 18 relating to capital structure and leverage, and Section 31 regarding books and records) and be subject to the same policies and restrictions as the Fund as they relate to the investment portfolio. The Fund owns 100% of, and controls, each Subsidiary, which, like the Fund, is managed by the Adviser, making it unlikely that a Subsidiary will take action contrary to the interests of the Fund and its investors. In managing a Subsidiary’s investment portfolio, the Adviser will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions. There can be no assurance that a Subsidiary’s investment objective will be achieved. Changes in the laws of the United States and/or the State of Delaware, under which the Fund and the Subsidiaries are organized, could result in the inability of the Fund and/or a Subsidiary to operate as described in this prospectus and the Fund’s SAI and could adversely affect the Fund and its investors.]

Borrowing. The Fund may borrow money in connection with its investment activities—i.e., the Fund may utilize leverage. The Fund may borrow money through a credit facility or other arrangements for investment purposes, including through the use of total return swaps or reverse repurchase agreements, to pay operating expenses, to satisfy repurchase requests from Investors, to enhance returns and to otherwise provide the Fund with temporary liquidity. The Fund may also borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments, such as providing the Fund with temporary liquidity to fund investments in Asset-Backed Credit Investments in advance of the Fund’s receipt of distributions from another Asset-Backed Credit Investment. The Fund may enter into a credit facility for such purposes.

The 1940 Act generally requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that, as a general matter, the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Subject to certain exceptions, the 1940 Act also generally restricts the Fund from declaring cash distributions on, or repurchasing, Units unless senior securities representing indebtedness have an asset coverage of not less than 300% after giving effect to such distribution or repurchase.

The Fund may be required to maintain minimum average balances in connection with borrowings or to pay commitment fees and other costs of borrowings under the terms of a line of credit or credit facility. Moreover, interest on borrowings will be an expense of the Fund. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. Such additional costs and expenses may affect the operating results of the Fund. If the Fund cannot generate sufficient cash flow from investments, they may need to refinance all or a portion of indebtedness on or before maturity. Additionally, uncertainty in the debt and equity markets may negatively impact the Fund’s ability to access financing on favorable terms or at all and a lender may terminate or not renew any credit facility. The inability to obtain additional financing could have a material adverse effect on the Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Fund’s returns may be harmed. Moreover, the Fund may be forced to sell investments at inopportune times, which may further depress returns.

Substantial Fees and Expenses. An Investor in the Fund meeting the eligibility conditions imposed by the Asset-Backed Credit Investments, if applicable, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Asset-Backed Credit Investments. In addition, by investing in the Asset-Backed Credit Investments through the Fund, an Investor in the Fund will bear a portion of the management fee and other expenses of the Fund, including interest expenses through the use of leverage at the underlying investment level, which may be substantial. An Investor in the Fund will also indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Asset-Backed Credit Investments. The operating expenses of an Asset-Backed Credit Investment may include, but are not limited to, organizational and offering expenses; the cost of investments; administrative, legal and internal and external accounting fees; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund.

Investments in Non-Voting Stock; Inability to Vote. The Fund may hold its interests in the Asset-Backed Credit Investments in non-voting form in order to avoid becoming (i) an “affiliated person” of any Asset-Backed Credit Investment within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities are available for purchase, the Fund may seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Fund may irrevocably waive its rights (if any) to vote its interest in an Asset-Backed Credit Investment. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote Asset-Backed Credit Investments or its interest in a Direct Investment, the Fund will not be able to vote on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on an Asset-Backed Credit Investment could be diminished, which may consequently adversely affect the Fund and its Investors. Any such waiver arrangement should benefit the Fund, as it will enable the Fund to acquire more interests of an Asset-Backed Credit Investment that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” of the Asset-Backed Credit Investment within the meaning of the 1940 Act.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations.

Dilution from Subsequent Offering of Units and Fund Interests. Units will generally be offered for purchase on each Business Day, except that Units may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Units at any time. Additional purchases will dilute the indirect interests of existing Investors in the Asset-Backed Credit Investments prior to such purchases, which could have an adverse impact on the existing Investors’ interests in the Fund if subsequent Asset-Backed Credit Investments underperform the prior investments in the Asset-Backed Credit Investments.

Valuations Subject to Adjustment. The valuations reported by the Asset-Backed Credit Investments based upon which the Fund determines its net asset value on each Business Day may be subject to later adjustment or revision. For example, net asset value calculations may be revised as a result of fiscal year-end audits or other conditions that impact the Asset-Backed Credit Investments’ investments but that are unknown to the Adviser at the time of the Fund’s valuation estimate. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Units repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Investors under certain circumstances as described in “Repurchases of Units and Transfers.” As a result, to the extent that such subsequently adjusted valuations from the Asset-Backed Credit Investments or the Fund adversely affect the Fund’s net asset value, the outstanding Units may be adversely affected by prior repurchases to the benefit of Investors who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Investors may be affected in a similar way.

Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of a Class of the Fund’s Units may be subject to certain requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.

Debt Securities. The Fund may invest in bonds or other debt securities. The value of a debt security may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of fixed income securities to decrease, may adversely impact the liquidity of fixed income securities, and increase the volatility of fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Credit Risk. An issuer of bonds or other debt securities may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Actual or perceived changes in a company’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

Interest Rate Risk. Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. Interest rate risk is generally higher for investments with longer maturities or durations. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a particular bond, debt security or portfolio, and is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of one year would be expected to fall approximately 1% and a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by one percentage point, the share price of a fund with an average duration of one year would be expected to rise approximately 1% and the share price of a fund with an average duration of five years would be expected to rise by about 5%. Negative or very low interest rates could magnify the risks associated with changes in interest rates. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.

Collateral Risk. If the Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated including, for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets or distributions may decline. This risk is more prevalent with respect to debt securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of investors’ investments in the Funds. Investors’ expectation of future inflation can also impact the current value of portfolio investments, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.

Defaulted Debt Securities and Other Securities of Stressed Companies. The Fund may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds) and securities of stressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in stressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a stress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Mezzanine Investments. The Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back

Risks of Investing in Subordinated or Junior Investments. The Fund is permitted to invest in the certificates that comprise a structured vehicle’s junior interest, which are subordinated in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, holders of junior investments and subordinated notes generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes. Junior investments are not guaranteed by another party and are subject to greater risk than secured notes. The Fund is also permitted to invest in subordinated tranches of notes, which are junior in priority of payment to more senior tranches, and may not be able to benefit from creditors’ rights and remedies under their respective indentures while more senior tranches remain outstanding. CLOs, in particular, are typically highly levered, and therefore the junior positions in CLOs in which the Fund intends to invest are subject to a higher risk of loss. There can be no assurance that distributions on the assets held by the CLO or other investment vehicles will be sufficient to make any distributions or that the yield on the junior investments or subordinated notes will meet our expectations.

to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Geographic Concentration Risks. The Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of Asset-Backed-Related Credit Investments available for investment by the Fund. In addition, the investments of the Fund will be disproportionately exposed to the risks associated with the region of concentration. Certain Asset-Backed-Related Credit Investments may disproportionately expose the Fund to specific geographic regions.

Foreign Investments. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, diplomatic relations, embargoes, economic sanctions against a particular country or countries, organizations, entities and/or individuals, limitation on the removal of funds or assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund and Asset-Backed-Related Credit Investments may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund in respect of its foreign securities will reduce the Fund’s yield.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Asset-Backed-Related Credit Investments will satisfy applicable foreign reporting requirements at all times.

In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s net asset value at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, the Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Valuation of the Fund’s Investments. Under the 1940 Act, the Fund is required to value its assets at market value or, if there is no readily available market value, at fair value. The Board has approved valuation procedures for the Fund and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Fund’s Adviser (in this capacity, the Valuation Designee), subject to the oversight of the Board. Because there is not a public market or active secondary market for many of the securities in which the Fund intends to invest, the Fund will value these securities at fair value as determined in good faith by the Valuation Designee. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s ASC 820. The Valuation Designee utilizes the services of third-party vendors to assist in determining fair value for the pricing of Fund Investments. Due to the lack of centralized information and trading, the valuation of loans, fixed-income instruments and other Fund holdings may result in more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such instrument carried on the Fund’s books. Nonetheless, the Fund will provide valuations based on the fair value of the Fund’s Asset-Backed Credit Investments, and will issue Units, on each Business Day.

Investors should be aware that situations involving uncertainties as to the valuations of the Fund’s investments could have a material adverse effect on the Fund if judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Registered Investment Companies. The Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act or made pursuant to an exemption under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other registered investment companies; (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund; or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. Pursuant to rules adopted by the SEC, the Fund may invest in excess of the above limitations if the Fund and the investment company in which the Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. The above limitations do not apply to the acquisition of units of any registered investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another registered investment company.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Cash, Cash Equivalents, Investment Grade Bonds and Money Market Instruments. The Fund may invest, including for defensive purposes, some or all of its assets in high quality fixed-income securities, money market instruments, money market mutual funds, and other short-term securities, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.

Exchange-Traded Funds. The Fund may invest in ETFs. ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which the Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular equity index.

The risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. When the Fund invests in ETFs, Investors of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

The provisions of the 1940 Act may impose certain limitations on the Fund’s investments in other investment companies, including ETFs. In particular, the 1940 Act, subject to certain exceptions, generally limits a fund’s investments in ETFs to no more than (i) 3% of the total outstanding voting stock of any one ETF, (ii) 5% of the fund’s total assets with respect to any one ETF, and (iii) 10% of the fund’s total assets with respect to ETFs or other investment companies in the aggregate (the “Limitation”). Pursuant to rules adopted by the SEC, the Fund may invest in excess of the Limitation if the Fund and the investment company in which the Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Certain of these conditions do not apply if the Fund is investing in shares issued by affiliated funds. In addition, the Fund may invest in shares issued by money market funds, including certain unregistered money market funds, in excess of the Limitation.

The Fund’s purchase of shares of ETFs may result in the payment by an Investor of duplicative management fees. The Adviser will consider such fees in determining whether to invest in other mutual funds. The return on the Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies.

Hedging. Subject to the limitations and restrictions of the 1940 Act, the Fund may use derivative transactions (primarily futures and, to a lesser extent, options, swaps (including interest rate swaps, total return swaps and credit default swaps), exchange-listed and over-the-counter put and call options, and forward contracts) to manage the duration exposure of the Fund’s portfolio or for hedging purposes. Derivative transactions present risks arising from the use of leverage (which increases the magnitude of losses), volatility, non-correlation with underlying assets, mispricing, improper valuation, the possibility of default by a counterparty or clearing member and clearing house through which a derivative position is held, and illiquidity. Use of options and swaps transactions for hedging purposes by the Fund could present significant risks, including the risk of losses in excess of the amounts invested. See “Legal and Regulatory Risks.”

Futures and Forwards. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.

Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward trading is relatively unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. Disruptions can occur in any market traded by the Fund due to unusual trading volume, political intervention, or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Fund would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund will be exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks relating to settlement or other default by its counterparties. Such risks could result in substantial losses to the Fund.

Options. There are various risks associated with transactions in options. The value of options will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If no liquid market exists, the Fund might not be able to effect an offsetting transaction in a particular option. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the index decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited. Stock or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the Fund’s counterparty to such bilateral options may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange-traded option.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a security or “basket” of securities representing a particular index. Because swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. The Fund’s use of swaps could create significant investment leverage.

Derivatives Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to derivative contracts. There can be no assurance that a counterparty will be able or willing to meet its obligations. Events that affect the ability of the Fund’s counterparties to comply with the terms of the derivative contracts may have an adverse effect on the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund, if any, the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. If a counterparty becomes insolvent, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may obtain a limited or no recovery of amounts due to it under the derivative contract.

Transactions in certain types of derivatives including futures and options on futures as well as some types of swaps are required to be (or are capable of being) centrally cleared. In a transaction involving such derivatives, the Fund’s counterparty is a clearing house so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the insolvency of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. In addition, financial difficulty, fraud or misrepresentation at any of these institutions could lead to significant losses as well as impair the operational capabilities or capital position of the Fund. For example, if a clearing member does not comply with applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Legal and Regulatory Risks. Legal and regulatory changes that could occur during the term of the Fund may substantially affect private funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Such market regulations may increase the costs of the Fund’s investments, may limit the availability or liquidity of certain investments, or may otherwise adversely affect the value or performance of the Fund’s investments. Any such developments could impair the effectiveness of the Fund’s investments and cause the Fund to lose value. Counterparty risk with respect to derivatives and certain other transactions has also been impacted by rules and regulations affecting such markets. For example, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, in the event of an insolvency of its counterparties (or their affiliates) could be stayed or eliminated under special resolution regimes adopted in the United States and various other jurisdictions.

Greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), there have been extensive rulemaking and regulatory changes that affect fund managers, the funds that they manage, the instruments in which funds invest (such as derivatives), and the financial industry as a whole. The European Union (the “EU”), the UK and various other jurisdictions have implemented or are in the process of implementing similar requirements that will affect the Fund when it enters into derivatives transactions with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. These and other legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions and may cause uncertainty in the markets for a variety of derivative instruments. While many of these requirements are already in effect, others are still being implemented, so their ultimate impact remains unclear. There can be no assurance that current or future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on the Fund, significantly reduce the profitability of the Fund, or impair the ability of the Fund to achieve its investment objectives. In addition, greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Rule 18f-4 under the 1940 Act governs the classification and use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. If a fund meets certain specified conditions, Rule 18f-4 permits a fund to enter into an unfunded commitment agreement without treating it as a senior security subject to otherwise applicable restrictions under the 1940 Act. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework for covering certain derivative instruments and related transactions arising from prior SEC guidance. Compliance with Rule 18f-4 could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics relevant to the Fund and its investments. For example, the SEC has finalized new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries and has also proposed new rules that would require public reporting of certain security-based swap transactions. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of registered investment advisers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for the Fund to execute certain investment strategies and may have an adverse effect on the Fund’s ability to achieve its investment objective.

The U.S. Commodity Futures Trading Commission (“CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. It is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Adviser (acting in its capacity as investment adviser of the Fund) may have to be modified and positions held by the Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the EU and UK, and trading venues that impose position limits on commodity derivative contracts.

[The Adviser with respect to the Fund intends to file a notice of exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, the Fund will not be subject to registration or regulation as a commodity pool under the CEA. For the Adviser to remain eligible for the relief, the Fund must comply with certain limitations, including limits on their ability to gain exposure to certain financial instruments such as futures, options on futures and certain swaps. These limitations may restrict the Fund’s ability to pursue its investment objective and strategies, increase the costs of implementing its strategies, result in higher expenses for it, and/or adversely affect its total return.]

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements. The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price typically is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans and afford the Fund the opportunity to earn a return on temporarily available cash. The Fund does not have percentage limitations on how much of its total assets may be invested in repurchase agreements. The Fund typically may also use repurchase agreements for cash management and temporary defensive purposes. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the Adviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While in some cases the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial stress.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 pandemic, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Asset-Backed Credit Investments.

The effects of infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crisis could cause significant market volatility and declines in global financial markets and may affect adversely the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. A global pandemic or other widespread health crisis could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. Other epidemics or pandemics that arise in the future may have similar impacts.

Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund’s investments. The UK left the EU on January 31, 2020 (commonly referred to as “Brexit”). During an 11-month transition period, the UK and the EU agreed to a Trade and Cooperation Agreement that sets out the agreement for certain parts of the future relationship between the EU and the UK from January 1, 2021. The Trade and Cooperation Agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as the UK previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services, which is yet to be agreed. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU.

Beginning on January 1, 2021, EU laws ceased to apply in the UK. Many EU laws were initially retained and continued to apply in the UK; however, the UK government has since enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that were initially retained, with a view to those laws being replaced by purely domestic legislation. It is impossible to predict the consequences of these amendments on the Fund and its investments. Such changes could be materially detrimental to investors.

Although one cannot predict the full effect of Brexit, it could have a significant adverse impact on the UK, European and global macroeconomic conditions and could lead to prolonged political, legal, regulatory, tax and economic uncertainty. This uncertainty is likely to continue to impact the global economic climate and may impact opportunities, pricing, availability and cost of bank financing; regulation; values; or exit opportunities of companies or assets based, doing business, or having service or other significant relationships in, the UK or the EU, including companies or assets held or considered for prospective investment by the Fund.

Additionally, in March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

Political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war”, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the current trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country’s imposition of tariffs on the other country’s products. In addition, sanctions or other investment restrictions could preclude a fund from investing in certain Chinese issuers or cause a fund to sell investments at disadvantageous times. Events such as these and their impact on the Fund are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Asset-Backed Credit Investments, the Adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or the Investors. For instance, cyber-attacks may interfere with the processing of Investor transactions, affect the Fund’s ability to calculate its NAV, cause the release of private Investor information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, Investor ownership of Units, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Fund and the Investors could be negatively impacted as a result. The use of artificial intelligence (“AI”) and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund relies on third-party service providers for many of its day-to-day operations, and is subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Any problems relating to the performance and effectiveness of security procedures used by the Fund or third-party service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Fund. The Adviser does not control the cyber security plans and systems put in place by third-party service providers and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cyber security risks also are present for the Asset-Backed Credit Investments and other issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the investments of the Asset-Backed Credit Investments to lose value.

Other Risks

Investing in the Fund involves risks other than those associated with investments made by the Asset-Backed Credit Investments. Some of these risks are described below:

No Operating History. The Fund was organized on November 10, 2025. It has not yet commenced operations as of the date of this Prospectus and has no operating history. The Fund may not succeed in meeting its objective, and its net asset value may decrease. As a new Fund, there is no assurance that the Fund will grow or maintain an economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate. The Fund will compete for attractive investments with other prospective investors and there can be no assurance that the Adviser will be able to identify, gain access to, or complete attractive investments, that the investments which are ultimately made will satisfy all of the Fund’s objectives, or that the Fund will be able to fully invest its assets. Other investment vehicles managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking. Consistent with the Adviser’s allocation policies, the Adviser will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles.

The Adviser may sell the Fund’s holdings of certain of its investments at different times than similar investments are sold by other investment vehicles advised by the Adviser, particularly if significant repurchases of Units by the Fund occur, which could negatively impact the performance of the Fund.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be proportionate to the risk of investment in the Fund. Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Recourse to the Fund’s Assets. The Fund’s assets, including any interest in the Asset-Backed Credit Investments held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may repurchase Fund Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred in violation of the LLC Agreement or have vested in any person by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor); (ii) any transferee does not meet any investor eligibility requirements established by the Fund from time to time; (iii) ownership of the Units by the Investor or other person likely will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iv) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Sponsor, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences; (v) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (vi) the Investor is subject to special laws or regulations, and the Fund determines that the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Units; (vii) the Investor’s investment balance falls below $[ ] or the amount the Board determines from time to time to be a minimum investment in the Fund or rises above the amount the Board determines from time to time to be a maximum investment in the Fund; or (viii) the Fund or the Board determines that the repurchase of the Units would be in the interest of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.

Placement Risk. It is expected that many Investors will invest in the Fund with RIAs. When a limited number of RIAs represents a large percentage of Investors, actions recommended by the RIAs may result in significant and undesirable variability in terms of Investor subscription or tender activity. Additionally, it is possible that if a matter is put to a vote at a meeting of Investors, clients of a single RIA may vote as a block, if so recommended by the RIA.

Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its investment company taxable income and net short-term gains in the form of deductible dividends.

The Fund may invest a portion of its assets in the Corporate Subsidiary, a Delaware limited liability company that intends to elect to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary will be organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non-U.S. sources, as well as any applicable state taxes, which will reduce the Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Fund.

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Asset-Backed Credit Investment that limit utilization of this cure period. See “Certain Tax Considerations – Taxation of the Fund – Qualification for and Treatment as a Regulated Investment Company.”

If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Investors. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Fund’s Units.

The Fund must distribute at least 90% of its investment company taxable income, in a manner qualifying for the dividends-paid deduction, to qualify as a RIC, and must distribute substantially all its income in order to avoid a fund-level tax. In addition, if the Fund were to fail to distribute in a calendar year a sufficient amount of its income for such year, it would be subject to an excise tax. See “Certain Tax Considerations.”

The Fund may directly or indirectly invest in issuers located outside the United States. Such issuers may be subject to withholding taxes or other taxes in such jurisdictions with respect to their investments or operations, as applicable. In addition, adverse U.S. federal income tax consequences can result by virtue of certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their U.S. investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “passive foreign investment companies.” See “Certain Tax Considerations—Passive Foreign Investment Companies.”

Certain of the Fund’s investments require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund may invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount for U.S. federal income tax purposes and may also invest in certain passive foreign investment companies. Because the Fund will, from time to time, be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes in such circumstances. Accordingly, the Fund may, from time to time, be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund will, from time to time, realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders could receive larger capital gain distributions than they would in the absence of such transactions.

A number of items of legislation have been proposed in the past that could significantly alter certain of the U.S. federal income tax consequences of an investment in the Fund. President Trump recently signed into law the “One Big Beautiful Bill Act” (the “OBBBA”) which includes several new provisions (and other amendments) to the Internal Revenue Code. The impact of the OBBBA and any other potential tax changes on an investment in the Fund is uncertain. Prospective investors should consult their own tax advisors regarding any change or potential changes in tax laws and the impact on their investment in the Fund and the impact on the Fund and any potential investments.

The Fund may, from time to time, invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund will cease to accrue interest, original issue discount or market discount, when and to what extent deductions can be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues are addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Senior Secured Loans. Senior secured loans are of a type generally incurred by the obligors thereunder in connection with highly leveraged transactions, often (although not exclusively) to finance internal growth, acquisitions, mergers and/or stock purchases. As a result of, among other things, the additional debt incurred by the obligor in the course of such a transaction, the obligor’s creditworthiness is often judged by the rating agencies to be below investment grade. Senior secured loans are typically at the most senior level of the capital structure. Senior secured loans are generally secured on shares in certain group companies and may also be secured by specific collateral or guarantees, including but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor and its subsidiaries. Senior secured loans usually have shorter terms than more junior obligations and often require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities on a priority basis.

Although any particular senior secured loan often will share many similar features with other loans and obligations of its type, the actual terms of any particular senior secured loan will have been a matter of negotiation and will thus be unique. The types of protection afforded to creditors will therefore vary from investment to investment. Because of the unique nature of a loan agreement, and the private syndication of the loan, leveraged loans are generally not as easily purchased or sold as publicly traded securities.

An interest in a non-investment grade loan is generally considered speculative in nature and may become a defaulted obligation for a variety of reasons. Upon any investment becoming a defaulted obligation, such defaulted obligation may become subject to either substantial workout negotiations or restructuring, which may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of principal and a substantial change in the terms, conditions and covenants with respect of such defaulted obligation. In addition, such negotiations or restructuring may be quite extensive and protracted over time, and therefore may result in uncertainty with respect to ultimate recovery on such defaulted obligation. The liquidity for defaulted obligations may be limited, and to the extent that defaulted obligations are sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon. Consequently, the fact that a loan is secured does not guarantee that an Asset-Backed Credit Investment will receive principal and interest payments according to the loan’s terms, or at all, or that an Asset-Backed Credit Investment will be able to collect on the loan should it be forced to enforce its remedies.

Junior and Other Subordinated Debt, Unsecured Debt, Low/Unrated Debt Risks. Certain investments (or a portion thereof) may be made in certain high-yield securities known as junior investments, which are subordinated debt securities that may be issued together with an equity security (e.g., with attached warrants). Junior investments can be lower-rated, unsecured and generally subordinate to other obligations of the issuer.

Junior investments share all of the risks of other high yield securities and are subject to greater risk of loss of principal and interest than higher-rated securities, especially in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of those securities may tend to fluctuate more than those for higher-rated securities.

There are additional risks associated with second-lien or other subordinated loans. In the event of a loss of value of the underlying assets that collateralize the loans, the subordinate portions of the loans may suffer a loss prior to the more senior portions suffering a loss. If a borrower defaults and lacks sufficient assets to satisfy the loan, the Fund may directly or indirectly suffer a loss of principal or interest. If a borrower defaults on the loan or on debt senior to the loan, or in the event of the bankruptcy of a borrower, the loan will be satisfied only after all senior debt is paid in full. Similarly, in the event of default on an unsecured loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for an unsecured holder and therefore result in a direct or indirect loss of investment. Unsecured loans also generally have greater price volatility than secured loans and may be less liquid.

Equity Securities, Warrants, Convertible Securities. In addition to the Fund’s investment in Asset-Backed Credit Investments and otherwise, Fund may invest in equity securities that fall within the definition of “subordinated debt investments” or may receive equity securities or warrants rights as a result of its debt investments. As with other investments, the value of equity securities held by the Fund may be adversely affected by actual or perceived negative events relating to the issuer of such securities, the industry or geographic areas in which such issuer operates or the financial markets generally; however, equity securities may be even more susceptible to such events given their subordinate position in the issuer’s capital structure, thus subjecting them to greater price volatility. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options, the terms of which may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

The Fund may also invest in convertible securities, which have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Special Situations. The Fund may make investments in Asset-Backed Credit Investments or with respect to an obligor involved in (or the target of) acquisition attempts or tender offers, or companies involved in spin-offs and similar transactions. In any investment opportunity involving any such type of business enterprise, there exists the risk that the transaction in which such business enterprise is involved will either be unsuccessful, take considerable time or result in a distribution of cash or a new security, the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. In connection with such transactions (or otherwise), the Fund may purchase securities on a when-issued basis, which means that delivery and payment take place sometime after the date of the commitment to purchase and are often conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, reorganization or debt restructuring. The purchase price or interest rate receivable with respect to a when issued security is fixed when the Fund enters into the commitment. Such securities are subject to changes in market value prior to their delivery.

The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

The above discussions of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment programs change or develop over time, or market conditions change or develop, an investment in the Fund may be subject to risk factors not described in this Prospectus.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Asset-Backed Credit Investments selected will produce positive returns or that the Fund will achieve its investment objective.

CONFLICTS OF INTEREST

The Adviser

The Adviser or its affiliates provide or may provide investment advisory and other services to various entities. The Adviser, and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts and clients of the Adviser, including private funds advised by the Adviser (collectively, with the other accounts advised by the Adviser and its affiliates, “Other Accounts”). The Fund has no interest in these activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa. In allocating investments among the Fund and Other Accounts, the Adviser will consider the appropriateness of a particular investment opportunity in light of the investment objectives, strategies, and liquidity needs of the Fund and Other Accounts and will follow its allocation policies and procedures in order to minimize conflicts of interest.

The Adviser or Distributor may compensate, from its own resources, Selling Agents in connection with the distribution of Units and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients, and the inclusion on preferred provider lists. Such Selling Agents may be affiliated with the Fund or the Adviser. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser or Distributor and such Selling Agents. Each Selling Agent also may charge Investors, at the Selling Agent’s discretion, a distribution fee based on the purchase price of Fund Units purchased by the Investor, and with respect to the Class M Units, a Selling Agent may receive the 3.50% upfront sales load. All or a portion of such compensation may be paid by the Selling Agent to the financial advisory personnel involved in the sale of Units. As a result of the various payments that Selling Agents may receive from Investors and the Adviser or Distributor, the amount of compensation that a Selling Agent may receive in connection with the sale of Units in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a Selling Agent to recommend the Fund over another investment product.

Selling Agents may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, or other investment vehicles managed or sponsored by the Adviser, may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to, a Selling Agent. As such, certain conflicts of interest may exist between such persons and a Selling Agent. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Selling Agents may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund. Such entities may compete with the Fund for investment opportunities and may invest directly in such investment opportunities.

A Selling Agent may pay all or a portion of the fees paid to it to certain of its affiliates, including, without limitation, financial advisors whose clients purchase Units of the Fund. Such fee arrangements may create an incentive for a Selling Agent to encourage investment in the Fund, independent of a prospective Investor’s objectives.

A Selling Agent may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Fund. A Selling Agent may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund. A Selling Agent may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or adviser, investment sub-adviser, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, fund accountant, transaction (e.g., a swap) counterparty and/or lender. A Selling Agent is expected to provide certain of such services to the Fund in connection with the Fund obtaining a credit facility, if any.

In addition, issuers of securities held by the Fund may have publicly or privately traded securities in which a Selling Agent is an investor or makes a market. The trading activities of Selling Agents generally will be carried out without reference to positions held by the Fund and may have an effect on the value of the positions so held, or may result in a Selling Agent having an interest in the issuer adverse to the Fund. No Selling Agent is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund has an interest.

A Selling Agent may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund, including with respect to fees and the right to receive information.

Participation in Investment Opportunities

Directors, principals, officers, employees, and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

Other Matters

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that (i) the Adviser and its affiliates may invest in the Fund, and (ii) the Fund may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Fund. The transactions referred to in (ii) above would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

MANAGEMENT OF THE FUND

Board of Directors

The Fund has a Board, currently consisting of [ ], [ ], [ ], [ ], [ ], and Garret W. Weston, which supervises the conduct of the Fund’s affairs. The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. [ ] are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund, and Mr. Weston is an “interested person” of the Fund. There is no stated term of office for Directors. Each Director serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of members called for the purpose of electing Directors and until the election and qualification of his or her successor in accordance with the Fund’s organizational documents. Each officer holds office at the pleasure of the Board.

The Adviser

Brown Brothers Harriman Credit Partners, LLC serves as the Fund’s Adviser. The Adviser is a limited liability company organized under the laws of Delaware and is registered as an investment adviser under the Advisers Act and established in 2025. The Adviser is a majority owned subsidiary of, and controlled by, BBH&Co., a limited partnership organized under the laws of the State of New York. The Adviser is an affiliate of AMG, a publicly traded company. AMG (NYSE: AMG) is a strategic partner to leading independent investment management firms globally.

The Adviser serves as investment adviser or sub-adviser to mutual funds registered under the 1940 Act, institutional separately managed accounts, collective investment trusts, private funds and collective investment funds organized under the Undertaking for Collective Investments in Transferable Securities Act. As of [ ], 2026, the Adviser had assets under management of approximately $[ ] billion.

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement entered into between the Fund and the Adviser. The Directors have engaged the Adviser to develop and furnish continuously an investment program for the Fund under the ultimate supervision of, and subject to any policies established by, the Board. A discussion of the basis for the Board’s approving the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to Investors.

The offices of the Adviser are located at 140 Broadway, New York, NY 10005, and its telephone number is (212) 483-1818.

Investment Management Agreement

[Pursuant to the Investment Management Agreement, the Adviser is responsible, subject to the supervision of the Directors, for developing and formulating a continuing investment program for the Fund. The Investment Management Agreement is terminable without penalty, on sixty (60) days’ prior written notice by the Board, by vote of a majority of the outstanding voting securities of the Fund or by the Adviser. The Investment Management Agreement provides for an initial term of two years and will continue in effect from year to year thereafter if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Directors who are not “interested persons” of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law. The Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

In consideration of the management services provided by the Adviser to the Fund, the Fund will pay the Adviser, out of the Fund’s assets, the Investment Management Fee at the annual rate of [ ]% payable monthly in arrears, accrued daily based upon the Fund’s average daily Managed Assets. The Investment Management Fee paid to the Adviser will be paid out of the Fund’s assets. The Investment Management Fees are paid before giving effect to any repurchase of Units in the Fund effective as of the end of such month, if any, and will decrease the net profits or increase the net losses of the Fund. The Adviser has contractually agreed to waive [ ]% of its Investment Management Fee for a period of one year following the Fund’s commencement of investment operations.] Furthermore, the Adviser will charge a management fee to each Subsidiary, but the Adviser will also waive, under separate agreement, a portion of the management fee that the Adviser otherwise would have been entitled to receive from the Fund in an amount equal to the investment management fee paid to the Adviser under each Subsidiary’s investment management agreement with the Adviser.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties to the Fund, the Adviser will not be liable to the Fund or any investor of the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, its affiliates (including any affiliated sub-adviser), and any of their respective partners, members, directors, officers, employees, or investors (each, an “Adviser Indemnitee”), from and against any claim, liability, damage, loss, cost, or expense incurred by the Adviser Indemnitee that arises out of or in connection with the performance or non-performance of any of the Adviser’s responsibilities under the Investment Management Agreement, provided that the Adviser Indemnitee acted in good faith and in a manner the Adviser Indemnitee reasonably believed to be in or not opposed to the best interests of the Fund and the claim, liability, damage, loss, cost, or expense is not incurred by reason of the Adviser Indemnitee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations to the Fund.]

Portfolio Management

Under the Investment Management Agreement, the Adviser agrees to develop and furnish continuously an investment program for the Fund. The portfolio managers listed below are collectively responsible for activities comprised in the day-to-day investment of the Fund’s portfolio.

Neil Hohmann, Ph.D. Neil Hohmann is a Portfolio Manager of Brown Brothers Harriman Credit Partners and a Partner of BBH&Co. with 29 years of investment experience. He has served as a portfolio manager of the Fund since its inception. Mr. Hohmann holds a BA from Yale University and a PhD in Economics from the University of Chicago. He has served as a Portfolio Manager of Brown Brothers Harriman Credit Partners since 2026. Mr. Hohmann joined BBH&Co.in 2006 and has served as a Partner since January 2024.

Chris Ling. Chris Ling is a Portfolio Manager and lead structured products trader of the Adviser with 25 years of investment experience. He has served as a portfolio manager to the Fund since its inception. Mr. Ling holds an undergraduate degree in business management from Binghamton University and an MBA in Finance from the New York University Stern School of Business. He has served as a Portfolio Manager of the Adviser since 2026. He joined BBH&Co. in 2011.

Other Service Providers to the Fund

Administrator

AMG Funds LLC serves as the Administrator for the Fund. The Administrator’s principal business address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Administrator is an indirect, wholly-owned subsidiary of AMG. As a result of its affiliation with AMG, the Administrator is an affiliate of the Adviser. The Administrator performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (the “Administration Fee”).

The Administrator maintains certain of the Fund’s accounts, books, and other documents required to be maintained under the 1940 Act at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. Other such accounts, books, and other documents are maintained at the offices of the Adviser (140 Broadway, New York, NY 10005), or the custodian ([ ]).

Transfer Agent

[ ] (the “Transfer Agent”), [ ], serves as Transfer Agent to the Fund. The Transfer Agent performs certain transfer agency, recordkeeping, fund accounting, and investor services for the Fund.

Custodian

[ ] (the “Custodian”), [ ], serves as a custodian and fund accounting agent for the Fund and the Subsidiaries. The Custodian is responsible for holding all cash assets and portfolio securities of the Fund in connection with the Fund’s investments, releasing and delivering assets as directed by the Fund, maintaining bank accounts in the names of the Fund, receiving for deposit into such accounts payments for units of the Fund, collecting income and other payments due the Fund with respect to investments, paying out monies of the Fund, and providing certain fund accounting services to the Fund.

The Custodian may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency, or omnibus customer account of such custodian.

The Distributor and Distribution Arrangements

AMG Distributors, Inc. (the “Distributor”) acts as the distributor of the Fund’s Units on a best efforts basis. The Distributor’s principal address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Distributor is a wholly-owned subsidiary of the Administrator.

The Class S and Class I Units are publicly offered at current net asset value per unit. The Class M Units are publicly offered at current net asset value per unit, plus a maximum sales load of up to 3.50%. The sales load will be deducted out of the Investor’s subscription amount, and will not constitute part of an Investor’s capital contribution to the Fund or part of the assets of the Fund. The Distributor is not obligated to buy from the Fund any of the Units and does not intend to make a market in the Units. Investors should consult with their financial intermediaries about any additional fees or charge they might impose.

The Distributor may pay all or a portion of the Distribution and/or Service Fee to one or more Sub-Distributors or Selling Agents that provide distribution and investor services to Investors.

[The Fund intends to submit an application to the SEC for an exemptive order that would permit the Fund to offer multiple classes of units. Pursuant to such order, the Fund will adopt a Distribution and Service Plan with respect to Class M Units that is intended to comply with Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Fund is permitted to pay Distribution and/or Service Fees for the sale and servicing of its Class M Units. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation 0.85% on an annualized basis of the average daily net assets of the Fund attributable to Class M Units (the “Distribution and/or Service Fees”) to the Fund’s Distributor and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. The Distribution and Service Plan does not apply to Class I and Class S Units.]

Payments to Financial Intermediaries

The Adviser or the Distributor may compensate certain Selling Agents, out of their own assets and not as an additional charge to the Fund, in connection with the sale and/or distribution of Units or the retention and/or servicing of Investor accounts. The level of such payments may be substantial and may be different for different Selling Agents. These payments may create incentives on the part of a Selling Agent to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments. In addition to the above, the Adviser may compensate the Distributor, out of its own assets and not as an additional charge to the Fund, in connection with the sale and/or distribution of Units or the retention and/or servicing of Investor accounts. Such Selling Agents may be affiliated with the Fund or the Adviser.

[In addition, the Fund may pay fees (for Class M Units, in addition to any amounts paid pursuant to its Distribution and Service Plan) to financial intermediaries for sub-administration, sub-transfer agency, sub- accounting and other shareholder services and recordkeeping associated with investors whose Units are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Additionally, the Fund may pay a servicing fee to a financial intermediary for providing ongoing services in respect of clients with whom it has distributed Units of the Fund. Such services may include the aggregation or electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation and payments, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and the provision of other information and ongoing investor liaison services.]

Independent Registered Public Accounting Firm

[ ], [ ], is the independent registered public accounting firm for the Fund. [ ] will conduct an annual audit of the financial statements of the Fund and may provide other audit, tax and related services.

Legal Counsel

Simpson Thacher & Bartlett LLP, 855 Boylston Street, Boston, MA 02116, acts as legal counsel to the Fund.

FEES AND EXPENSES

Fees and Expenses

The Adviser will bear all of its own costs incurred in providing investment advisory services to the Fund. For purposes of this section, the “Fund” includes each Subsidiary. The Fund will bear all expenses incurred in the business and investment program of the Fund, including all costs related to its organization and offering of Units.

The Fund (and thus, indirectly, the Investors) will bear all expenses incurred in the business of the Fund, including, but not limited to, the following:

•

all expenses related to its investment program, including, but not limited to: (i) expenses borne through the Fund’s investments; (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Fund’s investments (whether or not consummated), and enforcing the Fund’s rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vi) if applicable, brokerage commissions and finders’ fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	the Investment Management Fee and Administration Fee;

•

any Distribution and/or Service Fees based on the net assets attributable to a Class of Units and any other distribution or service fees to be paid by the Fund pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act;

•

all costs and expenses associated with the operation and registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable federal or state laws;

•	fees and expenses incurred in exchange for loan administration services;

•

fees and expenses of the Independent Directors of the Fund and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Board or Investors for the Fund that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;

•	a portion, as determined by the Board, of the expenses attributable to implementing the Fund’s compliance program;

•

the fees and disbursements of any attorneys, accountants, independent registered public accounting firms, and other consultants and professionals engaged on behalf of the Fund and the Independent Directors;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund or the Directors or the officers of the Fund;

•	all recordkeeping, custody, transfer agency and similar fees and expenses incurred by the Fund;

•

all costs and expenses incurred in connection with investor reporting and preparing, setting in type, printing and distributing reports and other communications, including repurchase offer correspondence or similar materials, to Investors or potential investors or the Fund’s investors or potential investors, including information technology costs related thereto;

•

all expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•

fees of custodians, other service providers to the Fund including transfer agents and depositaries (including The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund;

•

any extraordinary expenses, including, without limitation, (i) any actual or potential litigation, claim, mediation, arbitration or other disputes (including expenses incurred in connection with the investigation, prosecution, defense, judgment, award or settlement of litigation and the appointment of any agents for service of process); (ii) indemnification or contribution obligations under the Fund’s organizational documents, including advanced payment of any such fees, costs or expenses to persons entitled to such indemnification, or other matters that are the subject of indemnification or contribution pursuant to the Fund’s organizational documents; (iii) excise taxes and (iv) costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors;

•	all taxes to which the Fund may be subject, directly or indirectly, and whether in the United States, any state thereof or any other U.S. or non-U.S. jurisdictions;

•

all statutory fees or other governmental, administrative, legal regulatory or other similar charges, if any, levied against or in respect of or in relation to the Fund or in connection with its business or operations, including relating to compliance with any Fund-related agreements and agreements with investors;

•

any actual or potential audit, inquiry, assessment, examination, investigation or other proceeding by any taxing authority or incurred in connection with any governmental inquiry, investigation or proceeding, in each case, involving or otherwise applicable to the Fund, including the amount of any judgment, settlement, remediation, fine, interest, late interest and/or penalty paid in connection therewith and including advancement of any such amounts;

•

all borrowings related payments, including interest and fees incurred in connection with the negotiation and establishment of credit facilities, credit support, guarantees, swap or other relevant arrangements with respect to such borrowings or related to securing the same by mortgage, pledge, or other encumbrance, if applicable, or relating to hedging activities;

•	any activities with respect to protecting the confidential or non-public nature of any information or data, including confidential information; and

•	such other types of expenses as may be approved from time to time by the Board.

Except as set forth in the Investment Management Agreement, the Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that the Adviser pays on behalf of the Fund.

The Fund will bear certain ongoing offering costs associated with the Fund’s continuous offering of Units (mostly filing and printing expenses). Offering costs cannot be deducted for tax purposes by the Fund or the Fund’s Investors. [The Fund’s organizational expenses and offering costs were paid, and will be paid, by the Adviser prior to the Fund’s commencement of investment operations. The Fund anticipates that such amounts will be reimbursed by the Fund after the Fund’s commencement of investment operations.]

Expense Limitation and Reimbursement Agreement

[The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund and each Subsidiary to waive the management fees payable by the Fund and the Subsidiaries and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Subsidiaries) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed [ ]% per annum of the Fund’s average daily net assets (the “Expense Cap”). “Excluded Expenses” is defined to include the following fees and expenses of the Fund and Subsidiaries: [(a) the management fee paid by the Fund and the Subsidiaries; (b) acquired fund fees and expenses; (c) transaction costs, including legal costs and brokerage commissions; (d) interest payments; (e) fees and expenses incurred in connection with any credit facilities; (f) the Distribution and/or Service Fees (as applicable); (g) the shareholder servicing fees (as applicable) paid by the Fund; (h) taxes; (i) extraordinary expenses (as determined in the sole discretion of the Adviser), which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (j) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (k) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary.] Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, the Fund’s administration, custody, transfer agency, recordkeeping, fund accounting and investor services fees, the Fund’s professional fees (outside of professional fees related to transactions), the Fund’s organizational costs and fees and expenses of Fund Directors.

[To the extent that the Fund’s total annual operating expenses exceed the Expense Cap, the Adviser will waive the management fee payable by the Fund or a Subsidiary or pay or reimburse the Fund or a Subsidiary for expenses to the extent necessary to eliminate such excess. For a period not to exceed [36] months from the date the Fund or a Subsidiary, as applicable, accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser, the Adviser may recoup amounts paid, waived, or reimbursed, provided that the amount of any such additional payment by the Fund and such Subsidiary in any year, together with all other expenses of the Fund and such Subsidiary, in the aggregate, would not would not cause the Fund’s total annual operating expenses and such Subsidiary’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Cap that was in effect at the time such amounts were paid, waived or reimbursed by the Adviser, or (ii) the Expense Cap that is in effect at the time of such additional payment by the Fund and such Subsidiary. The Expense Limitation and Reimbursement Agreement shall remain in effect for at least one year from the effective date of the Fund’s registration statement and will continue thereafter until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement among the Adviser and the Board of the Fund.]

DESCRIPTION OF UNITS

General

The Fund is a limited liability company organized under the laws of the state of Delaware and intends to elect to be treated as a RIC for U.S. federal income tax purposes. The Fund is authorized to issue an unlimited number of units and may divide the units into one or more Classes. This Prospectus describes three separate classes of Units designated as Class S Units, Class I Units and Class M Units. From time to time, and pursuant to exemptive relief received from the SEC, the Board may create and offer additional classes of Units, or may vary the characteristics of Class S Units, Class I Units, or Class M Units described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular Class of Units; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) any sales load structure; and (7) any conversion features, as permitted under the 1940 Act. The Fund’s repurchase offers will be made to all of its classes of Units at the same time, in the same proportional amounts and on the same terms, except for differences in net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses.

The members of the Fund (the “Members”) are entitled to one vote for each unit held of the Fund (or Class thereof), on matters on which Units of the Fund (or Class thereof) shall be entitled to vote. Each unit, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Any meeting of Investors may be called by the Board or Investors holding one-third of the total number of votes eligible to be cast by all Investors at such meeting. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

All Units of a Class are equal as to right of repurchase by the Fund, dividends and other distributions, and voting rights and currently have no preemptive or other subscription rights.

Investors are not liable for further calls or assessments, except that an Investor may be obligated to repay any funds wrongfully distributed to such Investor. The Fund will send periodic reports (including financial statements) to all Investors. The Fund does not intend to hold annual meetings of Investors. Investors are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Units are not available in certificated form. With very limited exceptions, Units are not transferable and liquidity will be provided principally through limited repurchase offers. See “Types of Investments and Related Risk Factors—Limitations on Transfer; Units Not Listed; No Market for Units.”

Except as otherwise required by any provision of the LLC Agreement or of the 1940 Act, any action requiring a vote of Investors shall be effective if taken or authorized by the affirmative vote of a majority of the total number of votes eligible to be cast by Investors that are present in person or by proxy at the meeting. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, Investors generally are entitled to share ratably in all the remaining assets of the Fund.

Except as otherwise required by any provision of the LLC Agreement or of the 1940 Act, (i) those candidates for election to be a Director receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

Outstanding Securities as of [date]

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant for its Account		(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Class S	Unlimited	[	]	[	]
Class I	Unlimited	[	]	[	]
Class M	Unlimited	[	]	[	]

DISTRIBUTION POLICY; DIVIDENDS

The Fund expects that dividends will be paid quarterly on the Units in amounts representing substantially all of the net investment income, if any, earned each year. [The Fund’s first dividend distribution may not occur until after an initial six-month investment period following the Fund’s commencement of investment operations, but may occur earlier.] Payments on the Units may vary in amount depending on investment income received, the class of Units held and expenses of operation.

The Fund reserves the right to distribute to Investors substantially all of any net capital gain realized on investments at least annually, but the Fund may do so more frequently. A distribution by the Fund potentially may economically constitute, and/or be treated for U.S. federal income tax purposes as, a return of capital. A return of capital is not taxable, but it reduces an Investor’s tax basis in its Units, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its Units. See “Taxes—Taxation of Investors—Distributions by the Fund” in the SAI.

The net asset value of each Unit that an Investor owns will be reduced by the amount of the distributions or dividends that the Investor receives in respect of Units.

An Investor’s dividends and capital gain distributions will be automatically reinvested if the Investor does not instruct the Administrator otherwise. An Investor who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Units will be issued at their net asset value on the ex-dividend date; there is no sales load or other charge for reinvestment. Investors may elect not to reinvest by indicating that choice by contacting the Transfer Agent (or, alternatively, by contacting their financial advisor, provided the financial advisor informs the Transfer Agent and provides sufficient supporting documentation). Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

The Fund reserves the right to suspend at any time the ability of Investors to reinvest distributions and to require Investors to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by Investors exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

PURCHASE OF UNITS

Purchase Terms

The minimum initial investment in Class S Units by any investor is $[ ]. The minimum initial investment in Class I Units by any investor is $[ ]. The minimum initial investment in Class M Units by any investor is $[ ]. The minimum additional investment in the Fund by any Investor is [ ]. However, each of the Adviser or the Sponsor reserves the right, on behalf of the Fund, to waive the minimum and additional investment amounts in their sole discretion. The Fund, in the sole discretion of the Adviser or the Sponsor, may also aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts.

The Units will initially be issued at $10 per unit, and thereafter, the purchase price for each Class of Units will be based on the net asset value per Unit of that class as of the date such Units are purchased, less any applicable sales charge.

Neither of the Class S Units nor the Class I Units are subject to an initial sales charge. Class M Units will be offered at their current net asset value plus a maximum sales charge of 3.50% of the subscription amount. The Fund or the Adviser may elect to reduce, otherwise modify or waive the sales charges with respect to any Investor. No sales charge is expected to be charged with respect to investments by the Adviser and its respective affiliates, directors, principals, officers and employees and others in the Fund’s discretion.

Class M Units are sold at the public offering price, which is the net asset value, plus an initial maximum sales charge, which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class M Units - Sales Charge Schedule

Your Investment	Front-End Sales Charge As a % of Offering Price*
[Less than $250,000	3.50%
$250,000 – $499,999	2.50%
$500,000 – $999,999	1.50%
$1,000,000 or more	0.00%]

*	The offering price includes the sales charge.

The sales load for Class M Units will be deducted out of the investor’s subscription amount, and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of the Fund. No Sales Load may be charged without the consent of the Distributor. The Distributor may elect to reduce, otherwise modify or waive the sales load with respect to any investor on behalf of: (i) purchasers for whom the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser, and any affiliates of the Distributor or the Adviser; (iii) Directors and retired Directors of the Fund (including spouses, children, and parents of Directors and retired Directors); (iv) purchasers who use proceeds from an account for which the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units; (v) clients of brokers, dealers, investment advisers, financial planners or other financial services firms with which the Fund has a special arrangement; (vi) participants in an investment advisory or agency commission program under which such participant pays a fee to an investment adviser or other firm for portfolio management or brokerage services; (vii) orders placed on behalf of other investment companies that the Distributor or an affiliated company distributes; and (viii) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed (as applicable) by the Adviser, the Distributor, and any affiliates of the Adviser or the Distributor in amounts that, if combined with the new order for Units of the Fund, may qualify the purchaser for a lesser sales load (or a complete waiver of the sales load). To receive a sales load waiver in conjunction with any of the above categories, an investor must, prior to the time of purchase, inform the Fund about the investor’s eligibility for the waiver of the sales load and give the Fund sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus.

Units will generally be offered for purchase on each Business Day, except that Units may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Units at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Units will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Administrator. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Units in the Fund at any time.

In general, an investment will be accepted if funds are received in good order in advance of the cut-off dates identified in a particular offering. The Fund reserves the right to reject, in its sole discretion, any request to purchase Units in the Fund at any time.

The Fund has authorized one or more brokers to receive on its behalf purchase and repurchase orders. Such brokers are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when an authorized broker, or if applicable, a broker’s authorized designee, receives the order. Customer purchase orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee. Repurchase orders will be priced at the Fund’s net asset value computed on the next applicable repurchase date, in each case assuming acceptance prior to the applicable repurchase request deadline and subject to any limitations relating to the size of the applicable repurchase offer.

To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each Investor. As a result, Investors will need to identify the name, address, date of birth, and other identifying information about the Investors. If an Investor’s identity cannot be verified, the Investor may be restricted from conducting additional transactions and/or have their investment liquidated. In addition, any other action required by law will be taken.

Lost Stockholders, Inactive Accounts and Unclaimed Property

It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Transfer Agent will attempt to locate the investor or rightful owner of the account. If the Transfer Agent is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. It is your responsibility to ensure that you maintain a correct address for your account. Please proactively contact the Transfer Agent toll-free at [ ] at least annually to ensure your account remains in active status. The Fund and the Adviser will not be liable to investors or their representatives for good faith compliance with escheatment laws.

REPURCHASES OF UNITS AND TRANSFERS

No Right of Redemption

No Investor or other person holding Units acquired from an Investor has the right to require the Fund to redeem any Units. No public market for Units currently exists. As a result, Investors may not be able to liquidate their investment other than through repurchases of Units by the Fund, as described below.

Offers to Repurchase

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the Investors will not have the right to redeem their Units on a daily basis. In addition, the Fund does not expect any trading market to develop for the Units. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Units.

The Fund provides a limited degree of liquidity to the Investors by conducting repurchase offers quarterly.

For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Units based on relevant factors, including the liquidity of the Fund’s positions and the Investors’ desire for liquidity. An Investor whose Units (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Investor’s purchase of the Units.

Investors tendering Units for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days (or the next Business Day, if the fourteenth day is not a Business Day) prior to the date on which the repurchase price for Units is determined. Investors who tender may not have all of the tendered Units repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that an Investor requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Investor.

In addition, if a repurchase offer is oversubscribed, the Fund may offer to repurchase additional Units in an amount determined by the Board that are tendered by an estate (an “Estate Offer”). If an Estate Offer is oversubscribed, the Fund will repurchase such Units on a pro rata basis. As a result, there can be no assurance that the Fund will be able to repurchase all of the Units tendered in an Estate Offer. If the Fund repurchases any Units pursuant to an Estate Offer, this will not affect the number of Units that it repurchases from other Investors in the quarterly repurchase offers.

The Fund may cause a mandatory repurchase of all or some of the Units of an Investor, or any person acquiring Units from or through an Investor, at net asset value in accordance with the LLC Agreement and Section 23 of the 1940 Act and Rule 23c-2 thereunder. Such circumstances may include if, among other reasons, the Board determines that continued ownership of such Units by the Investor may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investors to an undue risk of adverse tax or other fiscal consequences, or would otherwise not be in the best interests of the Fund.

An Investor who tenders for repurchase only a portion of his or her Units in the Fund will be required to maintain a minimum account balance of $[ ]. If an Investor tenders a portion of his or her Units and the repurchase of that portion would cause the Investor’s account balance to fall below this required minimum of $[ ], the Fund reserves the right to repurchase all of such Investor’s outstanding Units. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

Repurchase Procedure

As a general matter, once each quarter, the Fund will offer to repurchase no less than 5% of the outstanding Units of the Fund on the Repurchase Request Deadline, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Units on the Repurchase Request Deadline (the amount set by the Board herein referred to as the “Repurchase Offer Amount”) based on relevant factors, including the liquidity of the Fund’s positions and the Investors’ desire for liquidity. The offer to purchase Units is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Investors will be notified in writing of each quarterly repurchase offer, how they may request that the Fund repurchase their Units, and the date the repurchase offer ends (the “Repurchase Request Deadline”) (i.e., the date by which Investors can tender their Units in response to a repurchase offer). Information about each quarterly repurchase offer will also be made available on the Fund’s website at wealth.amg.com. Units will be repurchased at the per-class net asset value per Unit determined as of the close of business on a date determined by the Fund, which will be no later than the fourteenth day after the Repurchase Request Deadline, or the next Business Day if the fourteenth day is not a Business Day (each a “Repurchase Pricing Date”).

Units tendered for repurchase by investors prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to Investors (the “Investor Notification”) and the Repurchase Request Deadline is generally thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days. The Investor Notification will contain information Investors should consider in deciding whether to tender their Units for repurchase. The Investor Notification also will include detailed instructions on how to tender Units for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Investor Notification also will set forth the net asset value per Unit that has been computed no more than seven (7) days before the date of such notification, and how Investors may ascertain the net asset value per Unit after the notification date. Payment pursuant to the repurchase will be made by check to the Investor’s address of record, or credited directly to a predetermined bank account between one and three business days after the Repurchase Payment Deadline and will distribute payment no later than seven (7) calendar days after such date. The Board may establish other policies for repurchases of Units that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Investors tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Units not to exceed 2% of the outstanding Units of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Investors tender Units in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Units on the Repurchase Request Deadline, the Fund will repurchase the Units on a pro rata basis. However, the Fund may accept all Units tendered for repurchase by Investors who own less than $[ ] worth of Units and who tender all of their Units, before prorating other amounts tendered. In addition, the Fund may accept the total number of Units tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Investor’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Investors of the Fund.

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Investor Notification is sent to Investors until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

The Fund may cause a mandatory repurchase or redemption of all or some of the Units of an Investor, or any person acquiring Units from or through an Investor, at net asset value in accordance with the LLC Agreement and Section 23 of the 1940 Act and Rule 23c-2 thereunder.

Mandatory Redemption by the Fund

The Fund may repurchase all or any portion of the Units of an Investor without consent or other action by the Investor or other person if the Fund determines that:

•	the Units have been transferred or have vested in any person by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Investor);

•	if any transferee does not meet any investor eligibility requirements established by the Fund from time to time;

•

ownership of Units by an Investor or other person is likely to cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of Units by an Investor may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Sponsor, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by an Investor or other person in connection with the acquisition of Units was not true when made or has ceased to be true;

•

with respect to an Investor subject to special laws or regulations, the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any Units;

•	the investment balance of the Investor falls below $[ ]; or

•

it would be in the interest of the Fund, as determined by the Board, for the Fund to repurchase the Units. This may include, for example, if one investor jeopardizes the tax or other status of the Fund.

Transfers of Units

Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of an Investor or (ii) with the written consent of the Board or Sponsor, which may be withheld in each of its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability.

Each Investor and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to repurchase the Units transferred.

By purchasing Units of the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Sponsor, the Adviser, the Directors, the officers of the Fund, each other Investor, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses and any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer. The foregoing does not apply to claims arising under the federal securities laws.

CALCULATION OF NET ASSET VALUE

The Fund calculates its net asset value as of the close of business on each Business Day and at such other times as the Board may determine, including in connection with repurchases of Units, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”). In determining its net asset value, each Class of the Fund will value its investments as of the relevant Determination Date. The net asset value of each Class of the Fund will equal the assets of the Class less the liabilities attributable to the Class, including accrued fees and expenses, each determined as of the relevant Determination Date. Because of the differences in distribution and service fees and Class-specific expenses, the per Unit net asset value of each Class will differ.

The Board has authorized the Adviser to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board. Securities for which a pricing service or other approved source either does not supply a quotation, price, or market based valuation, or supplies a quotation, price, or market based valuation that is believed by the primary pricing service or the Adviser to be unreliable, will be valued according to fair value procedures specified in the valuation procedures. In general, fair value represents a good faith determination of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Under the 1940 Act, the Fund is required to value its assets at market value or, if there is no readily available market value, at fair value. The Board has approved valuation procedures for the Fund and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Fund’s Adviser (in this capacity, the “Valuation Designee”), subject to the oversight of the Board. Because there is not a public market or active secondary market for many of the securities in which the Fund intends to invest, the Fund will value these securities at fair value as determined in good faith by the Valuation Designee. The valuation of the Fund’s investments is performed in accordance with ASC 820. The Valuation Designee utilizes the services of third-party vendors to assist in determining fair value for the pricing of Fund Investments.

The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Investment Management Fee, are accrued on a daily basis on each Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value if the judgments of the Adviser regarding appropriate valuations should prove incorrect.

CERTAIN TAX CONSIDERATIONS

The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular Investors, including Foreign Investors (as defined below). Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or arrangements. Investors should consult their tax advisors to determine the suitability of Units of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Taxation of the Fund

Qualification for and Treatment as a Regulated Investment Company

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the favorable tax treatment accorded RICs and their investors, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund holds a 20% or more voting stock interest, in (x) the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers each of which the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined in the Code and as discussed further in the SAI); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year, in a manner qualifying for the dividends-paid deduction.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.

If the Fund qualifies as a RIC that is accorded favorable tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Investors in the form of dividends (including Capital Gain Dividends, as defined below) that qualify for the dividends-paid deduction.

The Fund currently expects to satisfy the requirements to qualify and be eligible to be treated as a RIC. Nonetheless, there can be no assurance that the Fund will so qualify and be eligible.

The federal income tax rules applicable to the Fund’s investments are unclear in some cases. An adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has satisfied the requirements to maintain its qualification as a RIC. See “Fund Investments” below.

From time to time, the Fund may increase its investments in ETFs and/or other qualifying income securities in order to increase the percentage of the Fund’s income constituting qualifying income.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded favorable tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Investors and may be eligible to be treated as “qualified dividend income” in the case of Investors taxed as individuals, provided, in both cases, the Investor meets certain holding period and other requirements in respect of the Units of the Fund (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded favorable tax treatment.

The Fund intends to distribute at least annually to its Investors all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and reserves the right to distribute annually substantially all its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Investors who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Units owned by an Investor of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Excise Tax

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. Given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund is likely to be liable for the 4% excise tax.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long-term capital gains, and short-term capital loss carryforwards first against short-term capital gains. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual report for each fiscal year.

Taxation of Investors

Distributions by the Fund

For U.S. federal income tax purposes, distributions of investment income are generally taxable to Investors as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long an Investor has owned his or her interests. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the U.S. Department of the Treasury have issued final regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Investor and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of investment income reported by the Fund as derived from eligible dividends will qualify for the “dividends-received deduction” in the hands of corporate Investors, provided holding period and certain other requirements are met. The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends-received deduction.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things (i) distributions paid by the Fund of net investment income and capital gains and (ii) any net gain from the sale, exchange, or other taxable disposition of interests. Investors are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.

If the Fund makes a distribution to an Investor in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its interests, and thereafter as capital gain. A return of capital is not taxable, but it reduces an Investor’s tax basis in its interests, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its interests.

Distributions are taxable as described herein whether Investors receive them in cash or reinvest them in additional interests. A dividend paid to Investors in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Investors of record on a date in October, November, or December of that preceding year.

Distributions by the Fund to its shareholders that the Fund properly reports as “Section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified real estate investment trust (“REIT”) dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “Section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible, but is not required to do so.

Distributions on the Fund’s interests are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of interests purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s interests below the Investor’s cost basis in those interests. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the Investor’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Investors

Income of a RIC that would constitute unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax-exempt Investor could realize UBTI by virtue of its investment in the Fund if interests in the Fund constitute debt-financed property in the hands of the tax-exempt Investor within the meaning of Section 514(b) of the Code.

A tax-exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”), if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.

Charitable remainder trusts and other tax-exempt Investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Investors should consult their tax advisors to determine the suitability of Units of the Fund as an investment through such plans.

Sale or Exchange of Units

Investors who tender all of the Fund interests (as previously defined, “Units”) they hold or are deemed to hold in response to a repurchase offer (as described under “Repurchases of Units and Transfers” above) will be treated as having sold their interests and generally will realize a capital gain or loss, as discussed in the following paragraph. If an Investor tenders fewer than all of its Units or fewer than all Units tendered are repurchased, such Investor may be treated as having received a so-called “Section 301 distribution,” taxable in whole or in part as a dividend upon the tender of its Units, unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such Investor or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing an Investor’s tax basis in its Units (but not below zero), and thereafter as capital gain. Where the Investor is treated as receiving a dividend, there is a risk that non-tendering Investors and Investors who tender some but not all of their Units or fewer than all of whose Units are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable dividend distribution from the Fund.

The sale or other taxable disposition of Fund Units that is treated as a sale or exchange generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Units will be treated as long-term capital gain or loss if the Units have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Units will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Units held by an Investor for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the Investor with respect to the Units. Further, all or a portion of any loss realized upon a taxable disposition of Units will be disallowed under the Code’s wash-sale rule if other substantially identical Units are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased Units will be adjusted to reflect the disallowed loss.

The Fund’s use of cash to repurchase Units could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Foreign Investors

Distributions by the Fund to an Investor that is not a “U.S. person” within the meaning of the Code (a “Foreign Investor”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Foreign Investor, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to investors. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Foreign Investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Foreign Investor of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Foreign Investor (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Investor is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Investor and the Foreign Investor is a controlled foreign corporation. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Foreign Investors. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of Units held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to Foreign Investors. Foreign Investors should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to Foreign Investors other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A Foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Units unless (i) such gain is effectively connected with the conduct by the Foreign Investor of a trade or business within the United States, (ii) in the case of a Foreign Investor that is an individual, the Investor is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Foreign Investor’s sale of Units (as described below).

Special rules would apply if the Fund were a qualified investment entity (“QIE”), because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share repurchase by a greater-than-5% Foreign Investor, in which case such Foreign Investor generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the repurchase.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a Foreign Investor attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s Foreign Investors and would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Investor’s current and past ownership of the Fund. The Fund generally does not expect that it will be a QIE.

Foreign Investors also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Units. In general, if a Foreign Investor disposes of an interest in a domestically controlled QIE during the 30-day period before the ex-dividend date of a distribution that the Foreign Investor would (but for the disposition) have treated as USRPI gain, and acquires, or enters into a contract or option to acquire, a substantially identical interest in that entity during the 61-day period that began on the first day of the 30-day period, the Foreign Investor is treated as having USRPI gain in an amount equal to the portion of such distribution that would have been treated as USRPI gain in the absence of such disposition.

Foreign Investors with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Units of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Foreign Investor in the United States. More generally, Foreign Investors who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Foreign Investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign Investors should consult their tax advisors in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Units through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Units through foreign entities should consult their tax advisors about their particular situation.

Foreign Investors should consult their tax advisors and, if holding Units through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund. A Foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Investor Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Investors that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Investors should consult a tax advisor, and persons investing in the Fund through an intermediary should consult their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its interest holders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If an Investor fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Investor on ordinary dividends it pays. The IRS and the U.S. Department of the Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Investors described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective Investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective Investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective Investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of interests of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA or Keogh plan, each of which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be the assets of any Plan investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the assets of the Fund.

The Adviser will require a Plan which proposes to invest in the Fund to represent that it and any fiduciaries responsible for such Plan’s investments (including in its individual or corporate capacity, as may be applicable) are aware of and understand the Fund’s investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Investors that are Plans may currently maintain relationships with the Adviser or other entities which are affiliated with the Adviser. Each of such persons may be deemed to be a “party in interest” under ERISA (or “disqualified person” under Section 4975 of the Code) to and/or a fiduciary (under ERISA or Section 4975 of the Code) of any Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) a Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Investors that are Plans should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of Investors that are Plans will be required to represent (including in their individual or corporate capacity, as applicable) that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund, unless such purchase and holding is pursuant to an applicable exemption.

Employee benefit plans which are not subject to ERISA or Section 4975 of the Code, such as governmental plans and certain church plans, may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to ERISA or Section 4975 of the Code, should consult with their own legal advisors regarding such matters.

The provisions of ERISA and the Code are subject to continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Investors that are Plans should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

ADDITIONAL INFORMATION

The following is a summary description of additional items and of select provisions of the Fund’s LLC Agreement and by-laws (“By-Laws”) which are not described elsewhere in this Prospectus. With respect to the select provisions of the LLC Agreement, the description of such provisions is not definitive and reference should be made to the LLC Agreement.

Board Management of the Fund

The Directors of the Fund oversee generally the operations of the Fund. The Fund enters into contractual arrangements with various parties, including among others the Adviser, AMG Funds LLC, the Fund’s Administrator and Sponsor, the Distributor, and the Fund’s custodian, transfer agent, and accountants, each of whom provides services to the Fund. Investors are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any Investor any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Fund.

Forum for Adjudication of Disputes. The Fund’s By-Laws provide that unless the Fund consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any action or proceeding brought on behalf of the Fund or the Investors, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other agent of the Fund to the Fund or the Fund’s Investors, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Limited Liability Company Act, the Fund’s LLC Agreement or By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the LLC Agreement or By-Laws or any agreement contemplated by any provision of the 1940 Act, LLC Agreement or By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware (each, a “Covered Action”), or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware. The foregoing section of the By-Laws does not apply to claims arising under the federal securities laws.

The By-Laws further provide that if any Covered Action is filed in a court other than in a federal or state court sitting with the State of Delaware (“a Foreign Action”) in the name of any Investor, such Investor shall be deemed to have consented to (i) the personal jurisdiction of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such Investor in any such Enforcement Action by service upon such Investor’s counsel in the Foreign Action as agent for such Investor. Furthermore, except to the extent prohibited by any provision of the Delaware Limited Liability Company Act or the LLC Agreement or for claims arising under federal securities laws, if any Investor shall initiate or assert a Foreign Action without the written consent of the Fund, then each such Investor shall be obligated jointly and severally to reimburse the Fund and any officer or Director of the Fund made a party to such proceeding for all fees, costs and expenses of every kind and description (including, but not limited to, all reasonable attorneys’ fees and other litigation expenses) that the parties may incur in connection with any successful motion to dismiss, stay or transfer such Foreign Action based upon non-compliance with this provision of the By-Laws.

Any person purchasing or otherwise acquiring or holding any Units of the Fund will be (i) deemed to have notice of and consented to the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forum referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit an Investor’s ability to bring a claim in a judicial forum that it finds favorable or convenient for disputes with Directors, officers or other agents of the Fund and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions.

Neither this Prospectus nor any contract that is an exhibit hereto is intended to, nor does it, give rise to any agreement or contract between the Fund and any Investor, or give rise to any contractual or other rights in any individual Investor, group of Investors or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Derivative and Direct Claims of Investors. The Fund’s LLC Agreement provides that an Investor may not commence a proceeding on behalf or for the benefit of the Fund unless the following conditions are met: (i) the Investor or Investors must make a pre-suit demand upon the Directors to bring the subject action unless an effort to cause the Directors to bring such an action is not likely to succeed; a demand on the Directors shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is not composed of Independent Directors; (ii) unless a demand is not required under provision (i), Investors eligible to bring such derivative action under the Delaware Limited Liability Company Act who hold at least 10% of the outstanding Units, or 10% of the outstanding Units of the Class to which such action relates, shall join in the request for the Directors to commence such action; and (iii) unless a demand is not required under provision (i), the Directors must be afforded a reasonable amount of time to consider such Investor request and to investigate the basis of such claim. The Directors shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Investors making such request to reimburse the Fund for the expense of any such advisers in the event that the Directors determine not to bring such action. The Board may designate a committee of one Director to consider an Investor demand if necessary to create a committee with a majority of Independent Directors. If demand is not required under the Fund’s LLC Agreement, only Investors eligible to bring such derivative action under the Delaware Limited Liability Company Act who hold at least 10% of the outstanding Units, or 10% of the outstanding Units of the Class to which such action relates, may bring a derivative action on behalf of the Fund. The foregoing section of the LLC Agreement does not apply to claims arising under the federal securities laws.

Any decision by the Board to bring, maintain or settle (or not to bring, maintain or settle) such proceeding, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Fund, or to submit the matter to a vote of Investors, shall be made by a majority of the Independent Directors in their sole business judgment and shall be binding upon the Investors, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.

An Investor may not bring or maintain a direct action or claim for monetary damages against the Fund or the Directors predicated upon an express or implied right of action under the LLC Agreement unless the Investor has obtained authorization from a majority of the Independent Directors to bring the action. In its sole discretion, the Board may submit the matter to a vote of Investors of the Fund. Any decision by a majority of the Independent Directors to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Investors, shall be binding upon the Investor or Investors seeking authorization. The foregoing section of the LLC Agreement does not apply to claims arising under the federal securities laws.

Liability of Investors

Investors in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an Investor will not be liable for the debts, obligations, or liabilities of the Fund solely by reason of being an Investor, except that the Investor may be obligated to repay any funds wrongfully distributed to the Investor.

Duty of Care of the Board and the Adviser

The LLC Agreement provides that none of the Directors, officers of the Fund, Adviser, or the Sponsor (including any officer, director, member, partner, principal, employee, or agent of the Adviser or Sponsor and each of their respective affiliates) shall be liable to the Fund or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services under the LLC Agreement, unless such loss or damage was due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, officers of the Fund, Adviser, Sponsor, or any of their affiliates, by the Fund, against any damages, liability, and expense to which any of them may be liable; (i) by reason of being or having been a Director or officer of the Fund, the Adviser, the Sponsor or officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor or any of their respective affiliates; or (ii) which arises in connection with the performance of their activities on behalf of the Fund. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Nothing in the LLC Agreement modifying, restricting or eliminating the duties or liabilities of directors and other fiduciary covered persons shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws.

Confidentiality

The LLC Agreement states that, except as required by applicable law, Investors agree not to share the names or addresses of any other Investor that has been provided to the Investor by the Fund and that is not otherwise publicly available (collectively, “Confidential Information”). Such Confidential Information may only be shared with the prior written consent of the Board. This provision is not applicable to the Fund. If an Investor or any of the Investor’s principals, partners, members, directors, officers, employees or agents or any of the Investor’s affiliates, including any of such affiliates’ principals, partners, members, directors, officers, employees or agents, breaches this provision of the LLC Agreement, the non-breaching Investors will have the right to obtain equitable relief, including without limitation, injunctive relief, to prevent the disclosure of Confidential Information and the right to reasonable attorneys’ fees and other litigation expenses. This right to equitable relief would be in addition to any and all other remedies available at law or in equity to the non-breaching Investors and the Fund.

The LLC Agreement also provides that the Fund, the Board, the Adviser and the Sponsor have the right to keep certain information confidential from Investors.

Amendment of the LLC Agreement

Subject to the limitations of Section 8.1(b) of the LLC Agreement, the LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the 1940 Act; and (ii) if required by the 1940 Act, the approval of the Investors by such vote as is required by the 1940 Act.

Power of Attorney

By purchasing an interest in the Fund, each Investor will appoint the Sponsor and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. With respect to the dissolution of the Fund, the power of attorney will extend to any liquidator of the Fund’s assets.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Sponsor and each of the Directors and as such is irrevocable and continues in effect until all of such Investor’s interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board.

Term, Dissolution and Liquidation

The Fund will be dissolved:

•	upon the affirmative vote to dissolve the Fund by the Board;

•

upon the determination of Investors not to continue the business of the Fund at a meeting called by the Sponsor when no Director remains or if the required number of Directors is not elected within sixty (60) days after the date on which the last Director ceased to act in that capacity;

•	at the election of the Sponsor, subject to ratification by the Board; or

•	as required by operation of law.

Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts and liabilities of the Fund, other than debts and liabilities to Investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts or liabilities owing to the Investors; and (3) finally to the Investors proportionately in accordance with their investment in the Fund. The Board or liquidator may distribute ratably in kind any assets of the Fund, provided such assets are valued pursuant to provisions of the LLC Agreement.

Reports to Investors

The Fund will furnish to Investors, as soon as practicable after the end of each calendar year, information on Form 1099-DIV as required by law to assist the Investors in preparing their tax returns. The Fund will also send to Investors, or make available, a semi-annual and an audited annual report. Quarterly reports from the Adviser regarding the Fund’s operations during such period will be posted to the Fund’s investor’s web portal.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, December 5, 2025

STATEMENT OF ADDITIONAL INFORMATION

[ , 2026]

AMG BBH ASSET-BACKED CREDIT FUND, LLC

Class S Units: [ ]

Class I Units: [ ]

Class M Units: [ ]

680 Washington Boulevard, Suite 500

Stamford, Connecticut 06901

[ ]

The prospectus for Class S, Class I and Class M Units of beneficial interest (the “Units”) of AMG BBH Asset-Backed Credit Fund, LLC (the “Fund”), dated [ ], as revised or supplemented from time to time (the “Prospectus”), provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or this SAI free of charge by contacting [ ] at [ ]. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Prospectus.

INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional related information is provided below.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”), to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. “SEC,” as used in this SAI, refers to the U.S. Securities and Exchange Commission. The Fund:

(1) May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(2) May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(3) May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(4) May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(5) May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(6) May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(7) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules, and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such act, rules, or regulations.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund.

In addition to the above, the Fund has adopted the following additional fundamental policies:

•

it will make quarterly repurchase offers for no less than 5% and not more than 25% (except as permitted by Rule 23c-3 under the 1940 Act (“Rule 23c-3”)) of the Units outstanding at per-class net asset value (“NAV”) per Unit (measured on the repurchase request deadline) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements;

•	each repurchase request deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time; and

•	each repurchase pricing date will be determined in accordance with Rule 23c-3, as may be amended from time to time.

Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to Investors of the repurchase offer and requires the repurchase pricing date to be no later than the 14th day after a repurchase request deadline, or the next business day if the 14th day is not a business day.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES

AND RELATED RISKS

As discussed in the Prospectus, the Fund’s investment objective is to seek to generate a return comprised of both current income and capital appreciation. The Fund will seek to achieve its investment objective by employing a flexible and dynamic allocation approach, investing primarily across a broad range of asset-backed and other structured credit instruments. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, directly or indirectly in a varied portfolio of asset-backed and other structured credit investments (collectively, “Asset-Backed Credit Investments”). The Fund considers “Asset-Backed Credit Investments” to be investments in credit and credit-related instruments secured by a financial or physical asset and investments that derive returns from interest incomes, recurring revenues, fees, realized gains or other types of cash flows of underlying financial and physical assets. Examples of Asset-Backed Credit Investments include, but are not limited to, junior investment interests in: (i) asset-backed securities, (ii) commercial mortgage-backed securities, (iii) collateralized loan obligations, (iv) loan co-investments and pools, (v) stressed debt, (vi) asset-based loans, and (vii) securities issued by business development companies that invest primarily in loans. To the extent the Fund makes investments in derivatives and other synthetic instruments that provide investment exposure to Asset-Backed Credit Investments, such derivatives and synthetic instruments will be counted toward satisfaction of the Fund’s 80% policy. The Fund will primarily make investments that are unrated, or rated B through BBB, but may invest in higher-rated investment grade instruments. The Fund may invest in instruments of any duration or maturity. The Fund’s investment objective and 80% policy are non-fundamental and may be altered by the Board of Directors upon providing shareholders with at least 60 days’ prior written notice. In addition, the Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, directly or indirectly in investments other than Asset-Backed Credit Investments as described in this Prospectus, including cash, cash equivalents, other short-term investments, exchange-traded funds and liquid fixed-income securities, consistent with prudent liquidity management.

The Fund intends to invest in Asset-Backed Credit Investments through private transactions that are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

[The Fund may invest up to 25% of its total assets in a subsidiary that is 100% owned by the Fund (“Wholly-Owned”) that is organized as a Delaware limited liability company (the “Corporate Subsidiary”). The Fund may also invest all or a portion of its assets in a second Wholly-Owned subsidiary organized as a Delaware limited liability company (the “Lead Fund” and, together with the Corporate Subsidiary, the “Subsidiaries”, and each a “Subsidiary”). Each Subsidiary has the same investment objective and strategies as the Fund and, like the Fund, is managed by the Adviser. Except as otherwise provided, references to the Fund’s investments also will refer to each Subsidiary’s investments, in each case, for the convenience of the reader.

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Additional information concerning the characteristics of certain of the Fund’s investments are set forth below.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment company (“RICs”) such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the favorable tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Additional Market Disruption and Geopolitical Risks

Political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war”, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the current trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country’s imposition of tariffs on the other country’s products. In addition, sanctions or other investment restrictions could preclude a fund from investing in certain Chinese issuers or cause a fund to sell investments at disadvantageous times. Events such as these and their impact on the Fund are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe and the North Atlantic Treaty Organization (“NATO”). Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries and political bodies issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Fund. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that may have negative effects on the Fund. Sanctions, or the threat of new or modified sanctions, could directly or indirectly impair the ability of the Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment

3

instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. The extent and duration of the military actions associated with Russia’s invasion of Ukraine, the resulting sanctions, and the resulting disruption of the Russian economy are impossible to predict but may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund.

MANAGEMENT OF THE FUND

Directors and Officers of the Fund

The Directors and Officers of the Fund, their business addresses, principal occupations for the past five years, and ages are listed below. The Board of Directors (the “Board”) provides broad supervision over the affairs of the Fund. The Board is composed of experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Director and each Officer is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

There is no stated term of office for Directors. Each Director serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of members called for the purpose of electing Directors and until the election and qualification of his or her successor in accordance with the Fund’s organizational documents. The Chairman of the Board, the President, any Vice President, the Treasurer, and the Secretary and such other officers as the Directors may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Board.

Independent Directors

The Directors in the following table are Independent Directors of the Fund. [ ] serves as the Independent Chairman of the Board.

NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR**	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

*	The address for each director is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.
**

The AMG Fund Complex consists of the Fund, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, AMG Pantheon Credit Solutions Fund, AMG Pantheon Infrastructure Fund, LLC, and the funds of AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV.

Interested Director

Garret Weston is being treated by the Fund as an “interested person” of the Fund within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, Affiliated Managers Group, Inc. (“AMG”), which indirectly owns a minority of the interests of Brown Brothers Harriman Credit Partners, LLC (the “Adviser”).

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NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR**	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Garret W. Weston YOB: 1981	Director since 2025	Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Global Strategic Partnerships (2025-Present), Managing Director, Head of Affiliate Product Strategy and Development (2023-2025), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006)	[ ]	None	Significant senior leadership role within AMG across a number of areas, including past responsibilities for the AMG Funds business and other distribution related activities, as well as prior significant experience with AMG’s investments and relationships with its affiliates. Prior to AMG, significant business, investment and corporate finance experience within the financial services industry.

*	The address for each director is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.
**

The AMG Fund Complex consists of the Fund, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, AMG Pantheon Credit Solutions Fund, AMG Pantheon Infrastructure Fund, LLC, and the funds of AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Directors are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Directors are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Director’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund’s and the Adviser’s legal counsel. Both Independent Director and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Fund’s independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

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Officers

NAME, ADDRESS AND YEAR OF BIRTH *	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

*	[The address for each executive officer is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.]

Director Share Ownership

Name of Director	Dollar Range of Equity Securities in the Fund Beneficially Owned as of [December 31, 2025]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Family of Investment Companies Beneficially Owned as of [December 31, 2025]
Independent Directors:
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
Interested Director:
[ ]	None	[ ]

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board and the Board’s oversight of the Fund’s risk management process. The Board consists of [ ] Directors, [ ] of whom are Independent Directors. [An Independent Director serves as Chairman of the Board.] In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Directors, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in supervising the operations of the Fund is oversight, including oversight of the Fund’s risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Fund and the Fund’s Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Directors, the Independent Directors’ separate, independent legal counsel, and the Fund’s Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Directors and the Independent Directors’ independent legal counsel, the Independent Directors consider a variety of matters that are required by law to be considered by the Independent Directors, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Directors are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

The Fund has retained the Adviser as the Fund’s investment adviser. The Adviser is responsible for the Fund’s overall investment operations, including management of the risks that arise from the Fund’s investment operations. The Board provides oversight of the services provided by the Adviser, the Fund’s other service providers, and the Fund’s officers, including their risk management activities. On an annual basis, the Fund’s Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of

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the risks inherent to the Fund, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Fund’s activities, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board receives periodic reports from the Fund’s Chief Legal Officer on risk management matters. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding the compliance of the Fund with federal and state securities laws and the Fund’s internal compliance policies and procedures.

Board Committees

As described below, the Board has two standing Committees. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board has an Audit Committee consisting of all of the Independent Directors. [ ] serves as the chair of the Audit Committee. Under the terms of its charter, the Audit Committee (a) acts for the Directors in overseeing the Fund’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Fund’s financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Fund’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the Fund’s annual audits and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Fund or the Adviser or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Fund, the Fund’s financial statements or the amount of any dividend or distribution right, among other matters. [As of the date of this SAI, the Audit Committee has met [one time]].

Governance Committee

The Board has a Governance Committee consisting of all of the Independent Directors. [ ] serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Directors; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Director) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Fund; (iii) the compensation to be paid to Independent Directors; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Director; (ii) conduct self-evaluations of the performance of the Directors and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Directors and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by members. Members who would like to recommend Director nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of member proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, at c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. [As of the date of this SAI, the Governance Committee has met [one time]].

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Directors’ Compensation

Name of Director	Aggregate Compensation from the Fund(a)			Total Compensation from the Fund Complex Paid to Directors(a)
Independent Directors:
[ ]	$	[	]	$	[	]
[ ]	$	[	]	$	[	]
[ ]	$	[	]	$	[	]
Interested Director:
[ ]		None			None

(a)

The Fund commenced operations on or following the date of this SAI and its initial fiscal year of investment operations ends on [ ]. Because the Fund is new, compensation is estimated for the fiscal year ending [ ]. Total compensation from the Fund Complex includes compensation estimated to be paid during the 12-month period ending [ ]. The Fund does not provide any pension or retirement benefits for the Directors.

PORTFOLIO MANAGEMENT

In addition to the Fund (for purposes of this section, the “Fund” includes its Subsidiaries, unless otherwise indicated), the portfolio managers listed below, who are collectively responsible for activities comprised in the day-to-day investment of the Fund’s portfolio, manage, or are affiliated with, other accounts, including other pooled investment vehicles managed by the Adviser or its affiliates. The following tables list the number and types of accounts, other than the Fund, managed by the portfolio managers and estimated assets under management in those accounts, as of [ ].

	Registered investment companies managed		Other pooled investment vehicles managed (world-wide)		Other accounts (world-wide)
Portfolio Manager	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Neil Hohmann	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Chris Ling	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world-wide) for which the Adviser receives a performance-based fee		Other accounts (world-wide) for which the Adviser receives a performance-based fee
Portfolio Manager	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Neil Hohmann	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Chris Ling	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

Potential Conflicts of Interest

[The Adviser will advise multiple clients with different investment objectives, guidelines and policies, and fee structures. In situations where an investment opportunity falls within the investment objectives of multiple clients of the Adviser, there may also be conflicts of interest among clients regarding which of those entities will be given the opportunity to make or participate in the investment opportunity and, if the investment is to be made by more than one of those entities, the proportions in which such opportunity will be allocated among the participating entities.

The Adviser will receive both management fees and/or carried interest (performance fees) as compensation for its advisory services for many clients. Carried interest will, at times, create an incentive for the Adviser to make investments that are riskier or more speculative than would be the case in the absence of a performance-based fee. In these instances, the Adviser’s compensation will, at times, be greater than it would otherwise have been, as the fee will be based on the funds’ or separate accounts’ performance instead of, or in addition to, a percentage of assets

8

under management. In theory, the Adviser has an incentive to dedicate increased resources and allocate more profitable investment opportunities to clients bearing higher carried interest percentages or to clients whose governing documents contain less restrictive terms regarding timing of carried interest distributions, which would not include the Fund. In theory, the Adviser also has an incentive to allocate investment opportunities to clients that pay a general partner’s share or management fees based on invested capital or capital committed to transactions rather than on capital commitments. However, the Adviser has a Conflicts of Interest Policy to manage conflicts of interest, including with respect to allocation of investment opportunities, and it is the Adviser’s policy to allocate investment opportunities and resources based on its allocation procedures (as discussed below), and it does not consider fees or carried interest, in any regard, when making allocation determinations.

The Adviser’s investment allocation policy (the “Allocation Policy”) is to allocate investment opportunities among clients based on methodologies designed to be fair and equitable over time, not taking into account fee structures on particular accounts, and consistent with and subject to the fiduciary and contractual duties of the Adviser to such clients in accordance with the Adviser’s Allocation Policy and procedures.

In order to implement the Allocation Policy and manage any conflicts of interest related to investment allocations, the Adviser maintains procedures relating to the allocation of investment opportunities. The Adviser’s allocation procedures may be modified from time to time at its discretion.

Occasionally, after allocating opportunities to all eligible clients of the Adviser pursuant to the Allocation Policy (including other investment vehicles and accounts managed or advised by a BBH entity, referred to herein as “BBH Funds”), the Adviser will have excess capacity (or overage) for a transaction for which it may look to other persons, including syndication partners or investors in BBH Funds. The Adviser reserves full discretion with respect to the allocation of such opportunities. The Adviser may charge fees or carried interest to any such persons.]

Portfolio Manager Compensation and Securities Ownership

As of the date of this SAI, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Neil Hohmann is a Partner of BBH&Co. and Portfolio Manager of Brown Brothers Harriman Credit Partners. As a Partner, most of his compensation is linked directly to the profits of BBH&Co. through a working interest in BBH&Co.’s profits and a return on capital invested in BBH&Co. Mr. Hohmann’s working interest is set at the beginning of each calendar year by BBH&Co.’s Executive Committee based on his overall contribution to BBH&Co., including the investment performance and profitability of the Fund and other funds and accounts that he manages and co-manage. Mr. Hohmann has also invested capital in BBH&Co. and receives an annual return on his invested capital that fluctuates each year based on the overall profits of BBH&Co. Mr. Hohmann is also paid a salary.

Chris Ling is a Portfolio Manager of Brown Brothers Harriman Credit Partners. He receives a fixed base salary that is based on his individual experience and performance and which is consistent with the salaries paid to other Portfolio Managers of Brown Brothers Harriman Credit Partners. In addition, they receive incentive compensation which includes an annual bonus and participation in a profit-sharing plan that applies to all Brown Brothers Harriman Credit Partners employees. The annual bonus is based on his performance, the investment performance of his respective funds and other portfolios he co-manages, including the Fund, and his leadership, collaboration, and communication skills.

CODES OF ETHICS

Each of the Fund, the Adviser, and AMG Distributors, Inc. (“AMGD”) has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Codes of Ethics”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Codes of Ethics apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Codes of Ethics, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings, private placements or certain other securities. The Codes of Ethics are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. To the knowledge of the Fund, as of the date of this SAI, the Fund does not have any control persons [other than AMG and its affiliates, which provided the initial seed capital for the Fund].

To the knowledge of the Fund, as of the date of this SAI, the Directors of the Fund and the Officers of the Fund, as a group, owned less than 1% of the outstanding Units of each Class of Units of the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

Brown Brothers Harriman Credit Partners, LLC serves as the Fund’s investment adviser. The Adviser is a limited liability company organized under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). AMG, a publicly-traded company, indirectly owns a minority interest of the Adviser. The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the “Investment Management Agreement”). The Directors have engaged the Adviser to develop and furnish continuously an investment program for the Fund under the ultimate supervision of, and subject to any policies established by, the Board.

The Adviser charges the Fund the Investment Management Fee. The Adviser also charges each Subsidiary a management fee, of which the Fund indirectly bears a pro rata share. The method of calculating the management fees payable by the Fund is described in the Prospectus under “Management of the Fund— Investment Management Agreement.” Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Fund to the Adviser for advisory services.

The Adviser is subject to an expense limitation and reimbursement agreement, which is described further in the Prospectus under “Fees and Expenses.” As of the date of this SAI, no fees were waived and/or expenses reimbursed to (recouped from) the Fund pursuant to the Expense Limitation and Reimbursement Agreement.

Administrator

AMG Funds LLC (the “Administrator”) serves as the Administrator for the Fund. The Administrator’s principal business address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Administrator performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (the “Administration Fee”). The Administrator is an indirect, wholly-owned subsidiary of AMG. As a result of its affiliation with AMG, the Administrator is an affiliate of the Adviser. AMGD, a wholly-owned subsidiary of the Administrator, serves as the Fund’s distributor and the distributor of the AMG Fund Complex, a fund complex comprised of [ ] different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Administrator maintains certain of the Fund’s accounts, books, and other documents required to be maintained under the 1940 Act at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. Other such accounts, books, and other documents are maintained at the offices of the Adviser (140 Broadway, New York, New York 10005), or the Custodian ([ ]).

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Custodian

[ ], [ ], serves as a custodian and fund accounting agent for the Fund. The Custodian is responsible for holding all cash assets and portfolio securities of the Fund in connection with the Fund’s investments, releasing and delivering assets as directed by the Fund, maintaining bank accounts in the name of the Fund, receiving for deposit into such accounts payments for units of the Fund, collecting income and other payments due the Fund with respect to investments, paying out monies of the Fund, and providing certain fund accounting services to the Fund.

The Custodian may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency, or omnibus customer account of such custodian.

Independent Registered Public Accounting Firm

[ ], [ ], is the independent registered public accounting firm for the Fund. [ ] will conduct an annual audit of the financial statements of the Fund and may provide other audit, tax and related services.

Legal Counsel

Simpson Thacher & Bartlett LLP, 855 Boylston Street, Boston, MA 02116, acts as legal counsel to the Fund.

[Organization and Management of Wholly-Owned Subsidiaries]

The Fund may invest a portion of its assets, within the limitations of Subchapter M of the Code, as applicable, in the Corporate Subsidiary. The Fund may also invest a portion of its assets in the Lead Fund. Each Subsidiary is a limited liability company organized under the laws of Delaware.

Each Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act. The Fund, as the sole member of each Subsidiary, does not have all of the protections offered by the 1940 Act to shareholders of investment companies registered under the 1940 Act with respect to its investment in each Subsidiary. However, each Subsidiary is wholly-owned and controlled by the Fund and the Fund’s Board oversees the investment activities of the Fund, including its investment in each Subsidiary, and the Fund’s role as sole member of each Subsidiary. The Adviser is responsible for each Subsidiary’s day-to-day business pursuant to a separate agreement with each Subsidiary.

Each Subsidiary’s board of directors currently has the same composition as the Fund’s Board.

Each Subsidiary has entered into a separate investment management agreement with the Adviser for the provision of advisory services. Under this agreement, the Adviser provides each Subsidiary with the same type of advisory services, under substantially the same terms, as are provided to the Fund.

The Subsidiaries have entered into contracts for the provision of custody services and fund administration and accounting services with the same service providers who provide those services to the Fund. Each Subsidiary bears the fees and expenses incurred in connection with the services that it receives pursuant to each of these separate agreements and arrangements.

For purposes of adhering to the Fund’s compliance policies and procedures, the Adviser treats the assets of each Subsidiary as if the assets were held directly by the Fund. The Chief Compliance Officer of the Fund makes periodic reports to the Fund’s Board regarding the management and operations of each Subsidiary.

The financial information of the Subsidiaries is consolidated into the Fund’s financial statements, and will be contained within the Fund’s annual and semiannual reports provided to members.

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[Please refer to the section titled “Certain U.S. Federal Income Tax Matters – Investment in the Fund” for information about certain tax considerations relating to the Fund’s investment in the Subsidiaries.]

By investing in each Subsidiary, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments. The Asset-Backed Credit Investments held by a Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Fund. Each Subsidiary is subject to the same principal risks to which the Fund is subject (as described in the Fund’s prospectus). There can be no assurance that the investment objective of each Subsidiary will be achieved. The Subsidiaries are not registered under the 1940 Act, but the Subsidiaries will comply with certain sections of the 1940 Act and be subject to the same policies and restrictions as the Fund. The Fund wholly owns and controls each Subsidiary, and the Fund and each Subsidiary are both managed by the Adviser, making it unlikely that a Subsidiary will take action contrary to the interests of the Fund and its members. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in each Subsidiary, and the Fund’s role as sole member of each Subsidiary. In managing a Subsidiary’s investment portfolio, the Adviser manages the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions.

The Adviser, as it relates to each Subsidiary, complies with provisions of the 1940 Act relating to investment advisory contracts under Section 15 as an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act. The Fund complies with the provisions of the 1940 Act, including those relating to investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with each Subsidiary, and each Subsidiary complies with the provisions relating to affiliated transactions and custody (Section 17).

Changes in the tax laws of the United States and/or the State of Delaware could result in the inability of the Fund and/or a Subsidiary to operate as described in the prospectus and this SAI and could adversely affect the Fund and its members.

BROKERAGE ALLOCATION AND OTHER PRACTICES

It is the policy of the Fund to obtain best results in connection with effecting its portfolio transactions taking into certain factors set forth below.

The Fund will bear commissions or spreads in connection with its portfolio transactions, if any. In placing orders, it is the policy of the Fund to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (“Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Fund’s placement agent) and to take into account the sale of Units of the Fund if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. Given the focus on private assets investing, the Fund is not expected to pay significant brokerage commissions.

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Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Fund for brokerage commissions.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated the voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies (as defined below) in accordance with the Adviser’s proxy voting policies and procedures, except with regards to investments in cash sweep funds (where the Adviser will typically vote as recommended by the cash sweep fund’s directors) and investments in other registered investment companies in reliance on the exemption provided by Section 12(d)(1)(F) of the 1940 Act, including cash sweep funds (where the Adviser will vote in the same proportion as the vote of all other shareholders of the other investment company). The proxy voting policies and procedures of the Adviser are attached as Appendix A. In general, the Adviser believes that voting proxies in accordance with the Adviser’s proxy voting policies and procedures will be in the best interests of the Fund.

In exercising its voting discretion, the Adviser seeks to avoid any direct or indirect conflict of interest presented by the voting decision. No less frequently than annually, the Adviser will provide the Board a written report describing any issues arising under the Adviser’s proxy voting policies and procedures, including information about any material conflicts of interest and actions taken in response to those material conflicts of interest.

Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling [ ], and on the SEC’s website at www.sec.gov.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, or foreign taxes) that may be relevant to particular Investors in light of their own investment or tax circumstances, or to particular types of Investors (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the U.S. Treasury regulations thereunder, published rulings and court decisions, each as in effect as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or arrangements. Investors should consult their tax advisers to determine the suitability of Units of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

U.S. Federal Income Taxation of the Fund – in General

Qualification for and Treatment as a Regulated Investment Company

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the favorable tax treatment accorded RICs and their investors, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

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(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year, in a manner qualifying for the dividends-paid deduction.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2).

In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a RIC’s ability to meet the diversification test in paragraph (b) above.

If the Fund qualifies as a RIC that is accorded favorable tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Investors in the form of dividends (including Capital Gain Dividends, as defined below) that qualify for the dividends-paid deduction.

The Fund currently expects to satisfy the requirements to qualify and be eligible to be treated as a RIC. Nonetheless, there can be no assurance that the Fund will so qualify and be eligible.

The federal income tax rules applicable to the Fund’s investments are in certain cases unclear. An adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has satisfied the requirements to maintain its qualification as a RIC. See “Fund Investments” below.

From time to time, the Fund may increase its investments in Exchange-Traded Funds (“ETFs”) and/or other qualifying income securities in order to increase the percentage of the Fund’s income constituting qualifying income.

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If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded favorable tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Investors and may be eligible to be treated as “qualified dividend income” in the case of Investors taxed as individuals, provided, in both cases, the Investor meets certain holding period and other requirements in respect of the Units of the Fund. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded favorable tax treatment.

The Fund intends to distribute at least annually to its Investors all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and reserves the right to distribute annually substantially all its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Investors, who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Units owned by an Investor of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, plus its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. Also, for purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. In addition, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund is likely to be liable for a 4% excise tax.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital

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loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long-term capital gains, and short-term capital loss carryforwards first against short-term capital gains. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual report for each fiscal year.

Taxation of Fund Investments

Passive Foreign Investment Companies

The Fund may invest in entities that are classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. Investments in PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to investors. The Fund generally may elect to avoid the imposition of that tax by, for example, electing to treat a PFIC in which it holds an interest as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distributions from the PFIC.

In certain circumstances, the Fund may be permitted to and elect to mark the gains (and to a limited extent losses) in such PFIC holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) such holdings on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Fund realizes a loss with respect to a PFIC which has elected such mark-to-market treatment, whether by virtue of selling all or part of its interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

Where the mark-to-market election is made, it is possible that the Fund will be required to recognize income (which generally must be distributed to the Fund’s Investors) in excess of the distributions that it receives in respect of an interest in a PFIC. Accordingly, the Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Fund will be successful in this regard; if the Fund were unsuccessful in this regard, it could limit the ability of the Fund to qualify and be eligible for treatment as a RIC.

In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the QEF or mark-to-market election is made.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund. In such a case, the holder of the PFIC interest would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in the PFIC (collectively referred to as “excess distributions”), even if, in the case where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

Because it is not always possible to identify a foreign corporation as a PFIC, in certain instances the Fund may unexpectedly incur the tax and interest charges described above. Any such tax will reduce the value of an Investor’s investment in the Fund.

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Investments in Other RICs

The Fund’s investment in shares of mutual funds, ETFs or other companies that qualify as RICs (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided that the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Derivatives, Hedging and Related Transactions

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call-writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

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In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Investors.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded favorable tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Units, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Special Rules for Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated as interest income and is included in the Fund’s income and is required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind obligations will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund treated as a partnership may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

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If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities, including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to Investors at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its Investors may receive a larger Capital Gain Dividend (as defined below) than if the Fund had not held such securities.

A portion of the OID accrued on certain high-yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to Investors and increase the distributions taxed to Investors as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Commodity-Linked Derivatives

The Fund’s use of commodity-linked derivatives can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other

19

commodity-linked derivative instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain Investments in REITs

Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund Investors for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to Investors of the RIC in proportion to the dividends received by such Investors, with the same consequences as if the Investors held the related interest directly. As a result, a RIC investing in such interests may not be a suitable investment for charitable remainder trusts (See, “Tax-Exempt Investors” below).

In general, excess inclusion income allocated to Investors (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. Investor, will not qualify for any reduction in U.S. federal withholding tax. An Investor will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

[Investment in Corporate Subsidiary

The Fund is permitted to invest up to 25% of its total assets in the Corporate Subsidiary, a Delaware limited liability company that intends to elect to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary will be organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non-U.S. sources, as well as any applicable state taxes, which will reduce the Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Fund.]

Foreign Taxation

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at the end of its taxable year consists of the securities of foreign corporations, the Fund

20

may elect to permit its investors to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, the investors will include in gross income from foreign sources their pro rata share of such taxes paid by the Fund. Even if the Fund is eligible to make such an election for a given year, it may determine not to do so. If the Fund is not so eligible or does not so elect, foreign taxes, if any, would nonetheless reduce the Fund’s taxable income. An Investor’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes passed through by the Fund is subject to certain limitations imposed by the Code, which may result in the Investor’s not receiving a full credit or deduction (if any) for the amount of such taxes. Investors who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Investors that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If the Fund is not eligible to or does not make the above election, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, and Investors will not be entitled separately to claim a credit or deduction with respect to such taxes. Investors are advised to consult their own tax advisers with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Taxation of Investors

Distributions by the Fund

For U.S. federal income tax purposes, distributions of investment income are generally taxable to Investors as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long an Investor has owned his or her interests. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the U.S. Department of the Treasury have issued final regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Investor and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of investment income reported by the Fund as derived from eligible dividends will qualify for the “dividends-received deduction” in the hands of corporate Investors, provided holding period and certain other requirements are met. The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends-received deduction.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things (i) distributions paid by the Fund of net investment income and capital gains and (ii) any net gain from the sale, exchange, or other taxable disposition of interests. Investors are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

As required by federal law, detailed U.S. federal tax information with respect to each calendar year will be furnished to each Investor as soon as practicable in the succeeding year.

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If the Fund makes a distribution to an Investor in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its interests, and thereafter as capital gain. A return of capital is not taxable, but it reduces an Investor’s tax basis in its interests, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its interests.

Distributions are taxable as described herein whether Investors receive them in cash or reinvest them in additional interests. A dividend paid to Investors in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Investors of record on a date in October, November, or December of that preceding year.

Distributions by the Fund to its shareholders that the Fund properly reports as “Section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “Section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible, but is not required to do so.

Distributions on the Fund’s interests are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of interests purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s interests below the Investor’s cost basis in those interests. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the 1933 Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund generally expects to qualify as a publicly offered RIC, if the Fund does not qualify as a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of the Fund’s affected expenses, including any management fees or incentive fees, will be treated as an additional distribution to the shareholder and the affected expense will be treated as having been incurred by the shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses will not be deductible by any such shareholder.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be eligible to be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income. There can be no assurance that the Fund will report any distributions as Section 163(j) interest dividends.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

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Backup withholding is not an additional tax. Any amounts withheld may be credited against the Investor’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Investors

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax-exempt Investor could realize UBTI by virtue of its investment in the Fund if interests in the Fund constitute debt-financed property in the hands of the tax-exempt Investor within the meaning of Section 514(b) of the Code.

A tax-exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a charitable remainder trust (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a charitable remainder trust will not recognize UBTI as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a charitable remainder trust (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable charitable remainder trust, or other Investor, and thus reduce such Investor’s distributions for the year by the amount of the tax that relates to such Investor’s interest in the Fund.

Charitable remainder trusts and other tax-exempt Investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Investors should consult their tax advisors to determine the suitability of Units of the Fund as an investment through such plans.

Sale or Exchange of Units

Investors who tender all of the Fund interests (as previously defined, “Units”) they hold or are deemed to hold in response to a repurchase offer (as described under “Repurchases of Units and Transfers” in the Prospectus) will be treated as having sold their interests and generally will realize a capital gain or loss, as discussed in the following paragraph. If an Investor tenders fewer than all of its Units or fewer than all Units tendered are repurchased, such Investor may be treated as having received a so-called “Section 301 distribution,” taxable in whole or in part as a dividend upon the tender of its Units, unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such Investor or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing an Investor’s tax basis in its Units (but not below zero), and thereafter as capital gain. Where the Investor is treated as receiving a dividend, there is a risk that non-tendering Investors and Investors who tender some but not all of their Units or fewer than all of whose Units are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable dividend distribution from the Fund.

23

The sale or other taxable disposition of Fund Units that is treated as a sale or exchange generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Units will be treated as long-term capital gain or loss if the Units have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Units will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Units held by an Investor for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the Investor with respect to the Units. Further, all or a portion of any loss realized upon a taxable disposition of Units will be disallowed under the Code’s “wash sale” rule if other substantially identical Units are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased Units will be adjusted to reflect the disallowed loss.

The Fund’s use of cash to repurchase Units could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Upon the sale or exchange of Units, the Fund or, in the case of Units purchased through a financial intermediary, the financial intermediary, may be required to provide an Investor and the IRS with cost basis and certain other related tax information about the Units the Investor sold, exchanged or redeemed. See the Prospectus for more information.

Foreign Investors

Distributions by the Fund to an Investor that is not a “U.S. person” within the meaning of the Code (a “Foreign Investor”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Foreign Investor, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to Investors. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Foreign Investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Foreign Investor of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Foreign Investor (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Investor is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Investor and the Foreign Investor is a controlled foreign corporation. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Foreign Investors. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of Units held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to investors. Foreign Investors should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to Foreign Investors other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

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A Foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Units of the Fund unless (i) such gain is effectively connected with the conduct by the Foreign Investor of a trade or business within the United States, (ii) in the case of a Foreign Investor that is an individual, the Investor is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Foreign Investor’s sale of Units of the Fund (as described below).

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share repurchase by a greater-than-5% Foreign Investor, in which case such Foreign Investor generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the repurchase.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a Foreign Investor attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s Foreign Investors and would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Investor’s current and past ownership of the Fund.

The Fund generally does not expect that it will be a QIE.

Foreign Investors also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Units of the Fund. In general, if a Foreign Investor disposes of an interest in a domestically controlled QIE during the 30-day period before the ex-dividend date of a distribution that the Foreign Investor would (but for the disposition) have treated as USRPI gain, and acquires, or enters into a contract or option to acquire, a substantially identical interest in that entity during the 61-day period that began on the first day of the 30-day period, the Foreign Investor is treated as having USRPI gain in an amount equal to the portion of such distribution that would have been treated as USRPI gain in the absence of such disposition.

Foreign Investors with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Units of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Foreign Investor in the United States. More generally, Foreign Investors who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

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In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Foreign Investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign Investors should consult their tax advisors in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Units through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Units through foreign entities should consult their tax advisors about their particular situation.

Foreign Investors should consult their tax advisors and, if holding Units through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund. A Foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if an Investor recognizes a loss of at least $2 million in any single tax year or $4 million in any combination of tax years for an individual Investor or at least $10 million in any single tax year or $20 million in any combination of tax years for a corporate Investor, the Investor must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, investors in a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to investors in most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Investors should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Investor Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Investors that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Investors should consult a tax advisor, and persons investing in the Fund through an intermediary should consult their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its interest holders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If an Investor fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Investor on ordinary dividends it pays. The IRS and the U.S. Department of the Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Investors described above (e.g., short-term capital gain dividends, and interest-related dividends).

Each prospective Investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective Investor’s own situation, including investments through an intermediary.

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General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective Investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of interests of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

[The audited financial statements and related report of [ ], the Fund’s independent registered public accounting firm, are contained in Appendix B.]

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APPENDIX A: ADVISER PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy

[To be provided by amendment.]

A-1

APPENDIX B

B-1

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits.

1.	Financial Statements:

Part A:	Not applicable, as Registrant has not yet commenced operations.

Part B:	Not applicable, as Registrant has not yet commenced operations.

2.	Exhibits:

(a) (1)	Amended and Restated Certificate of Formation – (filed herewith).

(2)	Limited Liability Company Agreement – (filed herewith)

(b)	By-Laws – (filed herewith).

(c)	Not Applicable.

(d)	See Item 25(2)(a)(2).

(e)	None.

(f)	Not Applicable.

(g) (1)	Investment Management Agreement – (to be filed by amendment).

(2)	[Form of Investment Management Agreement between AMG BBH Asset-Backed Credit Subsidiary Fund, LLC and the Adviser – (to be filed by amendment).]

(3)	[Form of Investment Management Agreement between AMG BBH Asset-Backed Credit Lead Fund, LLC and the Adviser – (to be filed by amendment).]

(4)	Form of Expense Limitation and Reimbursement Agreement – (to be filed by amendment).

(h) (1)	Form of Distribution Agreement – (to be filed by amendment).

(2)	Form of Distribution and Service Plan – (to be filed by amendment).

(3)	Form of Multiple Class Expense Allocation Plan Pursuant to Rule 18f-3 – (to be filed by amendment).

(i)	Not Applicable.

(j) (1)	Custody Agreement – (to be filed by amendment).

(k) (1)	Administration Agreement – (to be filed by amendment).

(2)	Transfer Agency and Shareholder Services Agreement – (to be filed by amendment).

(3)	Fund Administration and Accounting Agreement – (to be filed by amendment).

(l)	Opinion and consent of Counsel – (to be filed by amendment).

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm – (to be filed by amendment).

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r) (1)	Code of Ethics of Registrant – (to be filed by amendment).

(2)	Code of Ethics of Brown Brothers Harriman Credit Partners, LLC – (to be filed by amendment).

(3)	Code of Ethics of AMG Distributors, Inc – (to be filed by amendment).

(s)	Not applicable.

(t)	Power of Attorney – (to be filed by amendment).

Item 26. Marketing Arrangements:

Not Applicable.

Item 27. Other Expenses of Issuance and Distribution:

All figures are estimates:

Registration fees	$	[	]
Legal fees	$	[	]
Printing fees	$	[	]
Blue Sky fees	$	[	]
Transfer Agent fees	$	[	]
Total	$	[	]

Item 28. Persons Controlled by or Under Common Control with Registrant:

[To be added by amendment.]

Item 29. Number of Holders of Securities:

Title of Class	Number of Record Holders*
Class S	[	]
Class I	[	]
Class M	[	]

*	As of [ ], 2025

Item 30. Indemnification:

Reference is made to Section 3.6 of the Registrant’s Limited Liability Company Agreement (the “LLC Agreement”), filed as Exhibit (a)(2) to this registration statement. The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an independent director, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify. In addition, Affiliated Managers Group, Inc. maintains insurance on behalf of Garret W. Weston, an employee of Affiliated Managers Group, Inc. and an interested director of the Fund, against certain liability asserted against and incurred by, or arising out of, his position.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser:

[To be updated by amendment.]

Item 32. Location of Accounts and Records:

AMG Funds LLC, the Registrant’s administrator, maintains certain required accounting related and financial books and records of the Registrant at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. Other required books and records are maintained by Brown Brothers Harriman Credit Partners, LLC, the Adviser, at 140 Broadway, New York, NY 10005 or by [ ], the Custodian, at [ ].

Item 33. Management Services:

None.

Item 34. Undertakings:

1.	Not Applicable.

2.	Not Applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)

that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

If the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable.

6.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly and the Commonwealth of Massachusetts, on the 5th day of December, 2025.

AMG BBH Asset-Backed Credit Fund, LLC

By:	/s/ Garret W. Weston
	Name:	Garret W. Weston
	Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date
/s/ Garret W. Weston Garret W. Weston	Initial Director and Principal Executive Officer	December 5, 2025

EXHIBIT INDEX

Exhibit No.	Description

(a)(1)	Amended and Restated Certificate of Formation

(a)(2)	Limited Liability Company Agreement

(b)	By-Laws